CMBS NEW ISSUE TERM SHEET

$2,150,836,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,322,090,942 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
OFFERED CLASSES A-1, A-2, A-3, A-4, A-SB, A-5, A-1A, A-J, XP, B, C AND D
CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

J.E. ROBERT COMPANY, INC.
SPECIAL SERVICER

MARCH 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR STEARNS & CO. INC., BARCLAYS CAPITAL INC., GOLDMAN, SACHS &
CO. AND GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS
SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN
OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY
JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY
PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN
THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER
MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING
THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH
ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS
MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR
AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS
INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME,
HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED
THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY
REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC
UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES
WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED
FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS
MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION
IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS
MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE
SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR
PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE
ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS
MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING
AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
                                BARCLAYS CAPITAL

                                  -------------
     GOLDMAN, SACHS & CO.                                RBS GREENWICH CAPITAL

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                        APPROX.
            EXPECTED    CERTIFICATE      % OF                                                     ASSUMED
            RATINGS      BALANCE OR     INITIAL      APPROX.       WEIGHTED      PRINCIPAL         FINAL
          -----------     NOTIONAL       POOL        CREDIT         AVERAGE        WINDOW       DISTRIBUTION
CLASS      FITCH/S&P     AMOUNT (1)     BALANCE      SUPPORT    LIFE (YRS) (2)   (MOS) (2)        DATE (2)          RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------

A-1(6)      AAA/AAA    $ 39,800,000     1.714%     20.000%        1.52             1 - 33     January 10, 2008         Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-2(6)      AAA/AAA    $185,100,000     7.971%     20.000%        2.74            33 - 33     January 10, 2008         Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-3(6)      AAA/AAA    $555,000,000    23.901%     20.000%        4.79            54 - 60     April, 10, 2010          Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-4(6)      AAA/AAA    $343,041,000    14.773%     20.000%        6.83            81 - 84     April, 10, 2012         Fixed(3)
---------------------------------------------------------------------------------------------------------------------------------
A-SB(6)     AAA/AAA    $132,125,000     5.690%     20.000%        6.37            33 - 114    October 10, 2014        Fixed(3)
---------------------------------------------------------------------------------------------------------------------------------
A-5(6)      AAA/AAA    $383,422,000    16.512%     20.000%        9.62           114 - 117    January 10, 2015        Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
A-1A(6)     AAA/AAA    $219,184,000     9.439%     20.000%        7.39            1 - 117     January 10, 2015        Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
A-J         AAA/AAA    $168,352,000     7.250%     12.750%        9.79           117 - 118   February 10, 2015        Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
XP          AAA/AAA       TBD(5)         N/A         N/A          (5)               N/A              N/A          Variable Rate(5)
---------------------------------------------------------------------------------------------------------------------------------
B            AA/AA     $ 60,955,000     2.625%     10.125%        9.87           118 - 119     March 10, 2015         Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
C           AA-/AA-    $ 20,318,000     0.875%      9.250%        9.91           119 - 119     March 10, 2015         Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
D             A/A      $ 43,539,000     1.875%      7.375%        9.91           119 - 119     March 10, 2015         Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                              APPROX.
          EXPECTED        CERTIFICATE           % OF                                                 ASSUMED
          RATINGS          BALANCE OR         INITIAL    APPROX.       WEIGHTED      PRINCIPAL        FINAL
        -----------         NOTIONAL            POOL      CREDIT        AVERAGE        WINDOW      DISTRIBUTION
CLASS    FITCH/S&P         AMOUNT (1)         BALANCE    SUPPORT    LIFE (YRS) (2)   (MOS) (2)       DATE (2)          RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

E          A-/A-       $     20,319,000       0.875%     6.500%         9.91        119 - 119     March 10, 2015        Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
F        BBB+/BBB+     $     26,123,000       1.125%     5.375%         9.91        119 - 119     March 10, 2015        Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
G         BBB/BBB      $     20,318,000       0.875%     4.500%         9.97        119 - 120     April 10, 2015        Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
H        BBB-/BBB-     $     34,832,000       1.500%     3.000%         9.99        120 - 120     April 10, 2015        Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
J         BB+/BB+      $      5,805,000       0.250%     2.750%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
K          BB/BB       $      8,708,000       0.375%     2.375%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
L         BB-/BB-      $      8,708,000       0.375%     2.000%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
M          B+/B+       $      2,902,000       0.125%     1.875%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
N           B/B        $      5,805,000       0.250%     1.625%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
O          B-/B-       $     11,611,000       0.500%     1.125%         9.99        120 - 120     April 10, 2015        Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
P          NR/NR       $     26,123,942       1.125%     0.000%        10.55        120 - 178   February 10, 2020       Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
XC        AAA/AAA      $  2,322,090,942(5)     N/A        N/A            (5)           N/A             N/A          Variable Rate(5)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a variance of plus or minus 5%.

(2)  As of the Cut-off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment date and the other assumptions set forth under
     "Yield and Maturity Considerations--Yield Considerations" and "Maturity
     Assumptions" as set forth in the prospectus supplement.

(3)  The Class A-4, Class A-SB, Class J, Class K, Class L, Class M, Class N,
     Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(4)  The Class A-5, Class A-1A, Class A-J, Class B, Class C, Class D, Class E,
     Class F, Class G and Class H Certificates will accrue interest at either
     (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or
     (iv) the weighted average net mortgage rate less a specified percentage.

(5)  The Class XP and XC Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XP and XC Certificates as described in the prospectus supplement.

(6)  For purposes of making distributions to the Class A-1, A-2, A-3, A-4, A-SB,
     A-5 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan
     Group 1 will consist of 111 Mortgage Loans, representing approximately
     90.6% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 24 Mortgage Loans, representing approximately 9.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 83.3% of the aggregate principal balance of all the Mortgage
     Loans secured by multifamily properties and approximately 15.7% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

     Generally, the Class A-1, A-2, A-3, A-4, A-SB and A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate
     Balance of the Class A-1A Certificates has been reduced to zero, and the
     Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group
     2 until the Certificate Balance of the Class A-1, A-2, A-3, A-4, A-SB and
     A-5 Certificates have been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-J through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-4, A-SB, A-5 and A-1A
     Certificates pro rata.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        1

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                           Class XC(1), XP
                    AAA/AAA
Class A-1            1.714%                                         $39.80MM

                    AAA/AAA
Class A-2            7.971%                                         $185.10MM

                    AAA/AAA
Class A-3           23.901%                                         $555.00MM

                    AAA/AAA
Class A-4           14.773%                                         $343.04MM

                    AAA/AAA
Class A-SB           5.690%                                         $132.12MM

                    AAA/AAA
Class A-5           16.512%                                         $383.42MM

                    AAA/AAA
Class A-1A           9.439%                                         $219.18MM

                    AAA/AAA
Class A-J            7.250%                                         $168.35MM

                     AA/AA
Class B              2.625%                                         $60.95MM

                    AA-/AA-
Class C              0.875%                                         $20.31MM

                      A/A
Class D              1.875%                                         $43.53MM

                     A-/A-
Class E(1)           0.875%                                         $20.31MM

                   BBB+/BBB+
Class F(1)           1.125%                                         $26.12MM

                    BBB/BBB
Class G(1)           0.875%                                         $20.31MM

                   BBB-/BBB-
Class H(1)           1.500%                                         $34.83MM

                    BB+/BB+
Class J(1)           0.250%                                         $5.80MM

                     BB/BB
Class K(1)           0.375%                                         $8.70MM

                    BB-/BB-
Class L(1)           0.375%                                         $8.70MM

                     B+/B+
Class M(1)           0.125%                                         $2.90MM

                      B/B
Class N(1)           0.250%                                         $5.80MM

                     B-/B-
Class O(1)           0.500%                                         $11.61MM

                     NR/NR
Class P(1)           1.125%                                         $26.12MM

---------------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MARCH 2005.

ISSUE TYPE               Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-SB,
                         A-5, A-1A, A-J, XP, B, C and D Certificates
                         (collectively, the "Offered Certificates") are offered
                         publicly.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-off Date, which is April 1, 2005 for all
                         of the Mortgage Loans. All percentages presented herein
                         are approximate.

MORTGAGE POOL            The Mortgage Pool consists of 135 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate balance as of the
                         Cut-off Date of $2,322,090,942 (the "Initial Pool
                         Balance"). For purposes of making distributions to the
                         Class A-1, A-2, A-3, A-4, A-SB, A-5 and A-1A
                         Certificates, the Mortgage Pool will be deemed to
                         consist of two distinct loan groups, Loan Group 1 and
                         Loan Group 2. Loan Group 1 will consist of 111 Mortgage
                         Loans, representing approximately 90.6% of the Initial
                         Pool Balance as of the Cut-off Date. Loan Group 2 will
                         consist of 24 Mortgage Loans, representing
                         approximately 9.4% of the Initial Pool Balance as of
                         the Cut-off Date. The Mortgage Loans are secured by 167
                         properties (the "Mortgaged Properties") located
                         throughout 33 states.

DEPOSITOR                Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS    Bank of America, N.A., Barclays Capital Real Estate
                         Inc. and Bear Stearns Commercial Mortgage, Inc.

UNDERWRITERS             Banc of America Securities LLC, Bear, Stearns & Co.
                         Inc. and Barclays Capital Inc. are acting as co-lead
                         managers. Banc of America Securities LLC and Bear,
                         Stearns & Co. Inc. are acting as joint bookrunners with
                         respect to the Class A-2, Class A-4 and Class A-SB
                         Certificates. Banc of America Securities LLC is acting
                         as sole bookrunner with respect to all other Classes of
                         Offered Certificates. Goldman, Sachs & Co. and
                         Greenwich Capital Markets, Inc. are acting as
                         co-managers.

TRUSTEE                  Wells Fargo Bank, N.A.

MASTER SERVICER          Bank of America, N.A.

SPECIAL SERVICER         J.E. Robert Company, Inc.

RATING AGENCIES          Fitch, Inc. ("Fitch") and Standard and Poor's Ratings
                         Services, a division of The McGraw-Hill Companies, Inc.
                         ("S&P").

DENOMINATIONS            $10,000 minimum for the Class A-1, A-2, A-3, A-4, A-SB,
                         A-5, A-1A and A-J Certificates, $1,000,000 minimum
                         (notional) for the Class XP Certificates and $100,000
                         minimum for the Class B, C and D Certificates.

SETTLEMENT DATE          On or about April   , 2005.

SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATE        The 10th day of each month, or if such 10th day is not
                         a Business Day, the next succeeding Business Day. The
                         first Distribution Date with respect to the Offered
                         Certificates will occur in May 2005.

DETERMINATION DATE       For any Distribution Date, the earlier of (i) the sixth
                         day of the month in which the related Distribution Date
                         occurs, or if such sixth day is not a Business Day,
                         then the immediately preceding Business Day, and (ii)
                         the fourth Business Day prior to the related
                         Distribution Date.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class during
                         the prior calendar month. Interest will be distributed
                         on each Distribution Date in sequential order of class
                         designations with the Class A-1, A-2, A-3, A-4, A-SB,
                         A-5, A-1A, XC and XP Certificates ranking pari passu in
                         entitlement to interest.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding
                         with the earliest sequential Class designation until
                         its Certificate Balance is reduced to zero (except that
                         the Class A-SB Certificates are entitled to certain
                         priority on each Distribution Date with respect to
                         being paid down to their planned principal balance as
                         described in the prospectus supplement). Generally, the
                         Class A-1, A-2, A-3, A-4, A-SB and A-5 Certificates
                         will only be entitled to receive distributions of
                         principal collected or advanced in respect of Mortgage
                         Loans in Loan Group 1 until the Certificate Balance of
                         the Class A-1A Certificates has been reduced to zero,
                         and the Class A-1A Certificates will only be entitled
                         to receive distributions of principal collected or
                         advanced in respect of Mortgage Loans in Loan Group 2
                         until the Certificate Balance of the Class A-5
                         Certificates has been reduced to zero. If, due to
                         losses, the Certificate Balances of the Class A-J
                         through Class P Certificates are reduced to zero but
                         any two or more classes of Class A-1, A-2, A-3, A-4,
                         A-SB, A-5 or A-1A Certificates remain outstanding,
                         payments of principal to the outstanding Class A-1,
                         A-2, A-3, A-4, A-SB, A-5 and A-1A Certificates will be
                         made on a pro rata basis.

LOSSES                   To be applied first to the Class P Certificates, then
                         to the next most subordinate Class of Sequential Pay
                         Certificates until the Certificate Balance of each such
                         succeeding Class of Sequential Pay Certificates is
                         reduced to zero, and following the reduction of the
                         Certificate Balance of the Class A-J Certificates to
                         zero, pro rata to the Class A-1, A-2, A-3, A-4, A-SB,
                         A-5 and A-1A Certificates. However, with respect to the
                         Fashion Show Mall Whole Loan (as to which only the
                         related A-1 note is in the trust fund), losses will be
                         applied first to the subordinate components of the A-1
                         note, and then pro rata among the A-2 note and the
                         senior component of the A-1 note. As a result of such
                         application, losses on such loan will be borne first by
                         the Class FM Certificates (which collectively
                         correspond to the subordinate components of the A-1
                         note) and then, following the reduction of the
                         Certificate Balances of each Class of the Class FM
                         Certificates to zero, the pro rata portion of losses
                         allocable to the senior component of the A-1 note will
                         be applied to the Classes of Sequential Pay
                         Certificates as described above. Similarly, with
                         respect to the SM Component Mortgage Loan, losses will
                         be applied first to the subordinate components of the
                         SM Component Mortgage Loan. As a result of such
                         application, losses on such loan will be borne first by
                         the Class SM Certificates (which collectively
                         correspond to the subordinate components of the SM
                         Component Mortgage Loan) and then, following the
                         reduction of the Certificate Balances of each Class of
                         the Class SM Certificates to zero, the losses allocable
                         to the senior component of the SM Component Mortgage
                         Loan will be applied to the Classes of

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

                         Sequential Pay Certificates as described above. With
                         respect to the LM Component Mortgage Loan, losses will
                         be applied first to the subordinate component of the LM
                         Component Mortgage Loan. As a result of such
                         application, losses on such loan will be borne first by
                         the Class LM Certificates (which corresponds to the
                         subordinate component of the LM Component Mortgage
                         Loan) then, following the reduction of the Certificate
                         Balances of the Class LM Certificates to zero, losses
                         allocable to the senior component of the LM Component
                         Mortgage Loan will be applied to the Classes of
                         Sequential Pay Certificates, as described above.

PREPAYMENT PREMIUMS      The manner in which any prepayment premiums received
                         during a particular Collection Period will be allocated
                         to one or more of the Classes of Offered Certificates
                         is described in the "Description of the
                         Certificates--Distributions--Distributions of
                         Prepayment Premiums" in the prospectus supplement.

ADVANCES                 Subject to certain limitations, including, but not
                         limited to, a recoverability determination, the Master
                         Servicer will be required to advance certain principal,
                         interest and other expenses. In the event that the
                         Master Servicer fails to make such advances, the
                         Trustee may be required to do so.

APPRAISAL REDUCTIONS     Promptly following the occurrence of (1) any Mortgage
                         Loan or any Serviced Whole Loan becoming a Modified
                         Mortgage Loan; (2) any Monthly Payment with respect to
                         any Mortgage Loan or any Serviced Whole Loan remaining
                         unpaid for 60 days past the Due Date for such payment;
                         (3) the passage of 60 days after the Special Servicer
                         receives notice that the mortgagor under such Mortgage
                         Loan or Serviced Whole Loan becomes the subject of
                         bankruptcy, insolvency or similar proceedings, which
                         remain undischarged and undismissed; (4) the passage of
                         60 days after the Special Servicer receives notice that
                         a receiver or similar official is appointed with
                         respect to the related Mortgaged Property; (5) the
                         related Mortgaged Property becoming an REO Property; or
                         (6) the passage of 60 days after the third extension of
                         a Mortgage Loan or a Serviced Whole Loan, the Special
                         Servicer will obtain an appraisal on the related
                         Mortgaged Property. Advances of delinquent interest on
                         the most subordinate class or classes will be reduced
                         to the extent of the interest on the Appraisal
                         Reduction Amount. The Appraisal Reduction Amount will
                         generally be equal to the difference between (a) the
                         scheduled balance of the Mortgage Loan or Serviced
                         Whole Loan plus any unpaid advances outstanding and
                         other amounts payable with respect thereto and (b) an
                         amount equal to 90% of the appraised value of the
                         Mortgaged Property.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust, in whole but not in part, and purchase the
                         remaining assets of the Trust on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Initial Pool Balance. Such purchase price will
                         generally be at a price equal to the unpaid aggregate
                         principal balance of the Mortgage Loans (or fair market
                         value in the case of REO Properties), plus accrued and
                         unpaid interest and certain other additional trust fund
                         expenses.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

CONTROLLING CLASS        The most subordinate Class of Sequential Pay
                         Certificates with an outstanding Certificate Balance at
                         least equal to 25% of its initial Certificate Balance
                         or, if no such Class satisfies such criteria, the Class
                         of Sequential Pay Certificates with the then largest
                         outstanding Class Balance. With respect to the Fashion
                         Show Mall loan, however, the controlling class will be
                         the most subordinate Class of Class FM Certificates.
                         With respect to the Southdale Mall loan, the
                         controlling class will be the most subordinate Class of
                         Class SM Certificates. With respect to the LM Component
                         Mortgage Loan, the controlling holder will be the
                         holder of a majority interest in the Class LM
                         Certificiates. In each case subject to similar
                         criteria, the terms of the related intercreditor
                         agreements and otherwise as described in the prospectus
                         supplement.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                BEAR, STEARNS & CO. INC.
Bill Hale                                     Craig Sedmak
(704) 388-1597 (Phone)                        (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                          (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                 csedmak@bear.com

Geordie Walker                                Tim Koltermann
(704) 388-1597 (Phone)                        (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                          (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com            tkoltermann@bear.com

Chuck Mather                                  Jignesh Patel
(704) 388-1597 (Phone)                        (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                          (917) 849-0223 (Fax)
charles.mather@bankofamerica.com              jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

                              BARCLAYS CAPITAL INC.
                              Brian Dixon
                              (212) 412-2663 (Phone)
                              (212) 412-7305 (Fax)
                              brian.dixon@barcap.com

                              Craig Leonard
                              (212) 412-2663 (Phone)
                              (212) 412-7305 (Fax)
                              craig.leonard@barcap.com

                              Sang Yu
                              (212) 412-3685 (Phone)
                              (212) 412-1678 (Fax)
                              sang.yu@barcap.com

GOLDMAN, SACHS & CO.                          GREENWICH CAPITAL MARKETS, INC.
Emily Brooks                                  Chris McCormack
(212) 902-7264 (Phone)                        (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                          (203) 618-2052 (Fax)
emily.brooks@gs.com                           mccormc@gcm.com

Scott Wisenbaker                              Brian Schwartz
(212) 902-2858 (Phone)                        (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                          (212) 618-2033 (Fax)
scott.wisenbaker@gs.com                       brian.schwartz@gcm.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                       MORTGAGE POOL         LOAN GROUP 1       LOAN GROUP 2

Number of Mortgage Loans .................................................              135                  111                 24
Number of Mortgaged Properties ...........................................              167                  143                 24
Aggregate Balance of all Mortgage Loans(1) ...............................   $2,322,090,942       $2,102,906,756       $219,184,186
Number of Balloon Payment Mortgage Loans(2) ..............................              116                   94                 22
Aggregate Balance of Balloon Payment Mortgage Loans(2) ...................   $1,698,650,942       $1,520,916,756       $177,734,186
Number of Anticipated Repayment Date Mortgage Loans(3) ...................                4                    4                  0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ........     $158,710,000         $158,710,000                  0
Number of Interest Only Mortgage Loans(3) ................................               19                   17                  2
Aggregate Balance of Interest Only Mortgage Loans(3) .....................     $623,440,000         $581,990,000        $41,450,000
Maximum Balance ..........................................................     $193,714,025         $193,714,025        $42,500,000
Minimum Balance ..........................................................       $1,147,230           $1,147,230         $1,304,702
Average Balance ..........................................................      $17,200,674          $18,945,106         $9,132,674
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............                3                    3                  0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans ..........................................................      $19,189,643          $19,189,643                  0
Weighted Average Cut-off Date LTV Ratio ..................................            67.6%                66.7%              76.2%
Maximum Cut-off Date LTV Ratio ...........................................            81.9%                80.0%              81.9%
Minimum Cut-off Date LTV Ratio ...........................................            41.5%                41.5%              52.2%
Weighted Average DSCR ....................................................            1.66x                1.69x              1.36x
Maximum DSCR .............................................................            2.62x                2.62x              1.78x
Minimum DSCR .............................................................            1.16x                1.16x              1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date(2) ........            61.7%                61.0%              68.7%
Range of Mortgage Loan Interest Rates ....................................  3.731% - 6.240%      3.731% - 6.240%    4.780% - 5.751%
Weighted Average Mortgage Loan Interest Rate .............................           5.065%               5.050%             5.207%
Range of Remaining Term to Maturity or Anticipated Repayment
  Date (months) ..........................................................         33 - 178             33 - 178           56 - 119
Weighted Average Remaining Term to Maturity or Anticipated Repayment
  Date (months) ..........................................................               88                   88                 94

-------------
See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans that are Interest Only until maturity or until the anticipated repayment date.

(3)  With respect to four Mortgage Loans, Loan Nos. 42235, 58621, 58622 and
     58628, each Mortgage Loan is both an ARD Loan and Interest Only which results in such Mortgage Loans appearing in each category.

*    One Mortgage Loan, Loan No. 58620 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 8.3% of the Initial Pool Balance
     (and 9.2% of the Group 1 Balance) is part of a split loan structure evidenced by two pari passu promissory notes referred to as note A-1 and note A-2. The note A-1, which is the only note included in the Trust, has been divided into a senior component and the subordinate components. The subordinate components are included in the Trust but do not back any of the
     Offered Certificates. The Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior component of note A-1. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-1 (excluding the subordinate component) included in the Trust.

     Two Mortgage Loans, Loan Nos. 58745 and 5833 (such Loan Numbers are set forth in Annex A to the prospectus supplement), representing 6.5% and 0.2%
     of the Initial Pool Balance, respectively (and 7.1% and 0.2% of the Group 1
     Balance, respectively), are each part of componentized loan structures, each of which has a senior component and one or more subordinate components. The subordinate components are included in the Trust but do not back any of the Offered Certificates. The Cut-off Date Balance for each of these Mortgage Loans was calculated based upon the related senior component. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to each of these Mortgage Loans, except as otherwise noted herein, was calculated based upon the related senior component. Such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.
     For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of the related senior component (excluding the related subordinate components) included in the Trust.

     One Mortgage Loan, Loan No. 41699 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 0.8% of the Initial Pool Balance
     (and 0.9% of the Group 1 Balance) is part of a split loan structure evidenced by a senior note and a subordinate note. The senior note is the only note included in the Trust. The Cut-off Date Balance of this Mortgage
     Loan was calculated based only upon the senior note included in the Trust.
     Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage
     Loan, except as otherwise noted herein, was calculated based upon the senior note included in the Trust and excludes the other note in the split loan structure. Such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of the related senior note included in the Trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIECHART OMITTED]

                     Retail                          35.8%
                     Multifamily                     11.1%
                     Self Storage                     4.5%
                     Manufactured Housing             2.3%
                     Office                          33.1%
                     Hotel                            9.2%
                     Industrial                       3.0%
                     Parking Garage Facilities        1.0%

PROPERTY TYPE

                                                                     WEIGHTED                    WEIGHTED                   WEIGHTED
                           NUMBER OF    AGGREGATE        % OF         AVERAGE      MIN/MAX        AVERAGE       MIN/MAX     AVERAGE
                           MORTGAGED   CUT-OFF DATE  INITIAL POOL  UNDERWRITTEN  UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
PROPERTY TYPE             PROPERTIES     BALANCE        BALANCE        DSCR          DSCR        LTV RATIO     LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------

Retail                         50   $  830,968,100        35.8%         1.85x   1.20x / 2.61x       63.3%     51.1%/79.8%     4.849%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                     18      702,238,275        30.2          1.93x   1.20x / 2.61x       61.6%     51.1%/79.8%     4.757%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored                   28      115,719,638         5.0          1.42x   1.23x / 1.69x       72.4%     59.9%/79.6%     5.355%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored               4       13,010,187         0.6          1.42x   1.37x / 1.52x       72.0%     61.0%/74.6%     5.340%
------------------------------------------------------------------------------------------------------------------------------------
Office                         35      767,898,254        33.1          1.65x   1.16x / 2.52x       69.3%     58.6%/79.8%     5.036%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                    26      258,552,485        11.1          1.37x   1.20x / 1.78x       76.4%     52.2%/81.9%     5.216%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                          15      214,121,216         9.2          1.60x   1.44x / 2.01x       64.1%     59.0%/74.2%     5.476%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                   24      103,452,561         4.5          1.53x   1.20x / 1.76x       67.2%     59.9%/80.0%     5.392%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                      9       70,350,047         3.0          1.41x   1.25x / 2.62x       71.1%     41.5%/79.9%     5.306%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing            4       54,019,175         2.3          1.22x   1.20x / 1.28x       78.8%     69.7%/80.0%     5.237%
------------------------------------------------------------------------------------------------------------------------------------
Parking Garage Facilities       4       22,729,105         1.0          1.42x   1.35x / 1.80x       66.2%     59.0%/67.6%     5.717%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        167   $2,322,090,942       100.0%       1.66X     1.16X / 2.62X       67.6%     41.5%/81.9%     5.065%
------------------------------------------------------------------------------------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NEW YORK                         KENTUCKY                     WASHINGTON
3 properties                     5 properties                 8 properties
$10,069,209                      $43,517,299                  $42,802,792
0.4% of total                    1.9% of total                1.8% of total

VERMONT                          ALABAMA                      IDAHO
1 property                       4 properties                 1 property
$5,492,925                       $49,068,964                  $2,900,000
0.2% of total                    2.1% of total                0.1% of total

MASSACHUSETTS                    TENNESSEE                    KANSAS
2 properties                     4 properties                 1 property
$20,043,323                      $39,062,219                  $3,732,215
0.9% of total                    1.7% of total                0.2% of total

CONNECTICUT                      LOUISIANA                    MISSOURI
2 properties                     3 properties                 2 properties
$24,602,425                      $28,679,743                  $24,014,605
1.1% of total                    1.2% of total                1.0% of total

NEW JERSEY                       TEXAS                        MINNESOTA
5 properties                     7 properties                 4 properties
$86,203,420                      $111,957,101                 $189,229,039
3.7% of total                    4.8% of total                8.1% of total

MARYLAND                         NEW MEXICO                   WISCONSIN
2 properties                     1 property                   1 property
$24,984,710                      $3,588,277                   $2,833,437
1.1% of total                    0.2% of total                0.1% of total

VIRGINIA                         ARIZONA                      ILLINOIS
6 properties                     2 properties                 6 properties
$40,615,478                      $40,120,000                  $155,290,000
1.7% of total                    1.7% of total                6.7% of total

NORTH CAROLINA                   UTAH                         MICHIGAN
2 properties                     3 properties                 1 property
$46,200,000                      $25,719,044                  $3,020,000
2.0% of total                    1.1% of total                0.1% of total

SOUTH CAROLINA                   CALIFORNIA                   INDIANA
3 properties                     26 properties                11 properties
$47,740,000                      $276,927,830                 $40,844,405
2.1% of total                    11.9% of total               1.8% of total

GEORGIA                          NEVADA                       OHIO
3 properties                     8 properties                 5 properties
$251,533,9431                    $302,830,338                 $58,979,804
10.8% of total                   13.0% of total               2.5% of total

FLORIDA                          OREGON                       PENNSYLVANIA
19 properties                    3 properties                 3 properties
$199,227,960                     $25,860,439                  $94,400,000
8.6% of total                    1.1% of total                4.1% of total

[ ] < 1.0%
    of Initial Pool Balance

[ ] 1.0% - 5.0%
    of Initial Pool Balance

[ ] 5.1% - 10%
    of Initial Pool Balance

[ ] > 10.0%
    of Initial Pool Balance

PROPERTY LOCATION

                                                                            WEIGHTED         WEIGHTED      WEIGHTED
                     NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                     MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
STATES              PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------

Nevada                   8        $  302,830,338           13.0%            2.01x            59.1%          4.256%
--------------------------------------------------------------------------------------------------------------------
California+             26           276,927,830           11.9             1.46x            68.3%          5.287%
--------------------------------------------------------------------------------------------------------------------
  Southern              22           234,648,522           10.1             1.46x            68.2%          5.253%
--------------------------------------------------------------------------------------------------------------------
  Northern               4            42,279,309            1.8             1.43x            69.4%          5.477%
--------------------------------------------------------------------------------------------------------------------
Georgia                 13           251,533,943           10.8             1.52x            72.1%          5.292%
--------------------------------------------------------------------------------------------------------------------
Florida                 19           199,227,960            8.6             1.60x            70.7%          5.152%
--------------------------------------------------------------------------------------------------------------------
Minnesota                4           189,229,039            8.1             2.15x            53.6%          5.028%
--------------------------------------------------------------------------------------------------------------------
Illinois                 6           155,290,000            6.7             2.12x            64.0%          4.610%
--------------------------------------------------------------------------------------------------------------------
Texas                    7           111,957,101            4.8             1.43x            72.8%          5.335%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania             3            94,400,000            4.1             1.42x            74.3%          5.155%
--------------------------------------------------------------------------------------------------------------------
New Jersey               5            86,203,420            3.7             1.53x            72.2%          5.429%
--------------------------------------------------------------------------------------------------------------------
Ohio                     5            58,979,804            2.5             1.52x            74.1%          5.252%
--------------------------------------------------------------------------------------------------------------------
Others                  71           595,511,509           25.6             1.50x            70.7%          5.243%
--------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG          167        $2,322,090,942          100.0%          1.66X              67.6%          5.065%
--------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 33 STATES.

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
----------------------------------------------------------------
 $1,147,230 - $1,999,999          8       12,405,374       0.5
 $2,000,000 - $2,999,999         11       27,947,446       1.2
 $3,000,000 - $3,999,999         18       63,469,558       2.7
 $4,000,000 - $4,999,999         12       54,766,350       2.4
 $5,000,000 - $7,499,999         26      161,702,056       7.0
 $7,500,000 - $9,999,999         12      100,525,054       4.3
 $10,000,000 - $14,999,999       10      122,278,372       5.3
 $15,000,000 - $19,999,999        7      121,649,186       5.2
 $20,000,000 - $29,999,999        5      117,249,157       5.0
 $30,000,000 - $49,999,999       15      555,067,614      23.9
 $50,000,000 - $99,999,999        8      532,816,750      22.9
 $100,000,000 - $193,714,025      3      452,214,025      19.5
----------------------------------------------------------------
 TOTAL                          135    2,322,090,942     100.0
----------------------------------------------------------------
Min: $1,147,230      Max: $193,714,025      Average: $17,200,674

STATE
----------------------------------------------------------------
                      NO. OF        AGGREGATE
                   MORTGAGED     CUT-OFF DATE      % OF
                  PROPERTIES      BALANCE ($)      POOL
----------------------------------------------------------------
 Nevada                    8     302,830,338       13.0
 California+              26     276,927,830       11.9
  Southern                22     234,648,522       10.1
  Northern                 4      42,279,309        1.8
 Georgia                  13     251,533,943       10.8
 Florida                  19     199,227,960        8.6
 Minnesota                 4     189,229,039        8.1
 Illinois                  6     155,290,000        6.7
 Texas                     7     111,957,101        4.8
 Pennsylvania              3      94,400,000        4.1
 New Jersey                5      86,203,420        3.7
 Ohio                      5      58,979,804        2.5
 Others                   71     595,511,509       25.6
----------------------------------------------------------------
 TOTAL:                  167   2,322,090,942      100.0
----------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------
                                   NO. OF        AGGREGATE
                                MORTGAGED     CUT-OFF DATE      % OF
                               PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------------------
 Retail                                50      830,968,100      35.8
   Anchored                            18      702,238,275      30.2
   Unanchored                          28      115,719,638       5.0
   Shadow Anchored                      4       13,010,187       0.6
 Office                                35      767,898,254      33.1
 Multifamily                           26      258,552,485      11.1
 Hotel                                 15      214,121,216       9.2
 Self Storage                          24      103,452,561       4.5
 Industrial                             9       70,350,047       3.0
 Manufactured Housing                   4       54,019,175       2.3
 Parking Garage Facilities              4       22,729,105       1.0
--------------------------------------------------------------------
 TOTAL:                               167    2,322,090,942     100.0
--------------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE    % OF
                     LOANS      BALANCE ($)    POOL
----------------------------------------------------------
 3.731% - 4.499%         5     352,424,025     15.2
 4.500% - 4.749%         3      44,710,000      1.9
 4.750% - 4.999%         6     276,050,000     11.9
 5.000% - 5.249%        26     696,167,957     30.0
 5.250% - 5.499%        49     491,842,837     21.2
 5.500% - 5.749%        32     380,086,304     16.4
 5.750% - 5.999%        12      73,542,666      3.2
 6.000% - 6.240%         2       7,267,153      0.3
----------------------------------------------------------
 TOTAL:                135   2,322,090,942    100.0
----------------------------------------------------------
 Min: 3.731%        Max: 6.240%         Wtd Avg: 5.065%
----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE      % OF
                 LOANS      BALANCE ($)      POOL
-----------------------------------------------------
 37 - 83            25      803,255,787      34.6
 84 - 99            15      432,785,907      18.6
 100 - 120          94    1,082,317,034      46.6
 180                 1        3,732,215       0.2
-----------------------------------------------------
 TOTAL:            135    2,322,090,942     100.0
-----------------------------------------------------
 Min: 37        Max: 180        Wtd Avg: 91
-----------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE     % OF
                 LOANS      BALANCE ($)     POOL
-----------------------------------------------------
 33 - 39             1      193,714,025      8.3
 40 - 59            22      451,291,761     19.4
 60 - 79             1      150,000,000      6.5
 80 - 99            17      445,185,907     19.2
 110 - 119          87      941,947,034     40.6
 120 - 139           6      136,220,000      5.9
 140 - 178           1        3,732,215      0.2
-----------------------------------------------------
 TOTAL:            135    2,322,090,942    100.0
-----------------------------------------------------
 Min: 33        Max: 178         Wtd Avg: 88
-----------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE    CUT-OFF DATE      % OF
                                LOANS     BALANCE ($)      POOL
----------------------------------------------------------------
 Lockout/Defeasance/Open          112   1,864,684,660      80.3
 Lockout/Yield
   Maintenance/Open                20     390,533,414      16.8
 Lockout/Yield
   Maintenance/Yield
   Maintenance or
   Defeasance/Open                  1      56,000,000       2.4
 Yield Maintenance/Open             1       5,994,529       0.3
 Yield Maintenance/1.0%
   Premium/Open                     1       4,878,340       0.2
----------------------------------------------------------------
 TOTAL:                           135   2,322,090,942     100.0
----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE     % OF
                     LOANS      BALANCE ($)     POOL
-----------------------------------------------------
 41.5% - 49.9%           1        5,287,013      0.2
 50.0% - 59.9%          17      661,871,298     28.5
 60.0% - 64.9%          12      133,896,096      5.8
 65.0% - 69.9%          25      425,712,602     18.3
 70.0% - 74.9%          34      522,763,050     22.5
 75.0% - 79.9%          43      487,360,883     21.0
 80.0% - 81.9%           3       85,200,000      3.7
-----------------------------------------------------
 TOTAL:                135    2,322,090,942    100.0
-----------------------------------------------------
 Min: 41.5%        Max: 81.9%        Wtd Avg: 67.6%
-----------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
-------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE     % OF
                       LOANS      BALANCE ($)     POOL
-------------------------------------------------------
 34.5% - 49.9%            7       221,761,703      9.6
 50.0% - 59.9%           52       885,081,837     38.1
 60.0% - 64.9%           20       237,199,953     10.2
 65.0% - 69.9%           43       611,149,172     26.3
 70.0% - 74.9%            7       229,138,277      9.9
 75.0% - 81.9%            6       137,760,000      5.9
-------------------------------------------------------
 TOTAL:                 135     2,322,090,942    100.0
-------------------------------------------------------
 Min: 34.5%         Max: 81.9%          Wtd Avg: 61.7%
-------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
-------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE     % OF
                       LOANS      BALANCE ($)     POOL
-------------------------------------------------------
 1.16x - 1.19x             2       31,007,982      1.3
 1.20x - 1.24x            21      177,434,520      7.6
 1.25x - 1.29x            27      276,849,403     11.9
 1.30x - 1.34x            16      203,754,072      8.8
 1.35x - 1.39x            17      186,827,168      8.0
 1.40x - 1.49x            14      286,957,276     12.4
 1.50x - 1.59x            11      227,780,353      9.8
 1.60x - 1.69x             8      204,271,303      8.8
 1.70x - 1.79x             4       97,928,788      4.2
 1.80x - 1.89x             2       53,029,039      2.3
 1.90x - 2.62x            13      576,251,038     24.8
-------------------------------------------------------
 TOTAL:                  135    2,322,090,942    100.0
-------------------------------------------------------
 Min: 1.16x        Max: 2.62x      Wtd Avg: 1.66x
-------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------------
                                 NO. OF       AGGREGATE     % OF
                               MORTGAGE    CUT-OFF DATE     LOAN
                                  LOANS     BALANCE ($)  GROUP 1
----------------------------------------------------------------------
 $1,147,230 - $1,999,999             5       7,796,283      0.4
 $2,000,000 - $2,999,999             8      20,771,289      1.0
 $3,000,000 - $3,999,999            15      51,907,024      2.5
 $4,000,000 - $4,999,999            10      44,904,067      2.1
 $5,000,000 - $7,499,999            22     136,384,145      6.5
 $7,500,000 - $9,999,999             9      73,997,859      3.5
 $10,000,000 - $14,999,999           8      96,928,372      4.6
 $15,000,000 - $19,999,999           5      89,370,171      4.2
 $20,000,000 - $29,999,999           5     117,249,157      5.6
 $30,000,000 - $49,999,999          13     478,567,614     22.8
 $50,000,000 - $99,999,999           8     532,816,750     25.3
 $100,000,000 - $193,714,025         3     452,214,025     21.5
----------------------------------------------------------------------
 TOTAL                             111   2,102,906,756    100.0
----------------------------------------------------------------------
 Min: $1,147,230        Max: $193,714,025       Average: $18,945,106
----------------------------------------------------------------------

STATE
-----------------------------------------------------------
                      NO. OF        AGGREGATE     % OF
                   MORTGAGED     CUT-OFF DATE     LOAN
                  PROPERTIES      BALANCE ($)  GROUP 1
-----------------------------------------------------------
 Nevada                    7     287,681,773     13.7
 California+              23     259,994,789     12.4
   Southern               19     217,715,480     10.4
   Northern                4      42,279,309      2.0
 Georgia                  11     239,100,000     11.4
 Florida                  18     190,898,724      9.1
 Minnesota                 4     189,229,039      9.0
 Illinois                  6     155,290,000      7.4
 Texas                     7     111,957,101      5.3
 Pennsylvania              3      94,400,000      4.5
 New Jersey                5      86,203,420      4.1
 Ohio                      3      49,065,197      2.3
 Others                   56     439,086,715     20.9
-----------------------------------------------------------
 TOTAL:                  143   2,102,906,756    100.0
-----------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------------------
                                   NO. OF        AGGREGATE     % OF
                                MORTGAGED     CUT-OFF DATE     LOAN
                               PROPERTIES      BALANCE ($)  GROUP 1
----------------------------------------------------------------------
 Retail                                50     830,968,100       39.5
   Anchored                            18     702,238,275       33.4
   Unanchored                          28     115,719,638        5.5
   Shadow Anchored                      4      13,010,187        0.6
 Office                                35     767,898,254       36.5
 Hotel                                 15     214,121,216       10.2
 Self Storage                          24     103,452,561        4.9
 Industrial                             9      70,350,047        3.3
 Multifamily                            4      47,834,916        2.3
 Manufactured Housing                   2      45,552,558        2.2
 Parking Garage Facilities              4      22,729,105        1.1
----------------------------------------------------------------------
 TOTAL:                               143   2,102,906,756      100.0
----------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------
                      NO. OF        AGGREGATE     % OF
                    MORTGAGE     CUT-OFF DATE     LOAN
                       LOANS      BALANCE ($)  GROUP 1
-----------------------------------------------------------
 3.731% - 4.499%           5     352,424,025     16.8
 4.500% - 4.749%           3      44,710,000      2.1
 4.750% - 4.999%           3     220,000,000     10.5
 5.000% - 5.249%          22     628,883,057     29.9
 5.250% - 5.499%          42     442,933,717     21.1
 5.500% - 5.749%          26     357,558,484     17.0
 5.750% - 5.999%           8      49,130,320      2.3
 6.000% - 6.240%           2       7,267,153      0.3
-----------------------------------------------------------
 TOTAL:                  111   2,102,906,756    100.0
-----------------------------------------------------------
  Min: 3.731%        Max: 6.240%         Wtd Avg: 5.050%
-----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------
                NO. OF        AGGREGATE     % OF
              MORTGAGE     CUT-OFF DATE     LOAN
                 LOANS      BALANCE ($)  GROUP 1
-----------------------------------------------------
 37 - 83            20      751,046,977     35.7
 84 - 99            13      375,685,907     17.9
 100 - 120          77      972,441,657     46.2
 180                 1        3,732,215      0.2
-----------------------------------------------------
 TOTAL:            111    2,102,906,756    100.0
-----------------------------------------------------
  Min: 37       Max: 180        Wtd Avg: 90
-----------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------
                NO. OF        AGGREGATE     % OF
              MORTGAGE     CUT-OFF DATE     LOAN
                 LOANS      BALANCE ($)  GROUP 1
--------------------------------------------------
 33 - 39            1       193,714,025      9.2
 40 - 59           17       399,082,952     19.0
 60 - 79            1       150,000,000      7.1
 80 - 99           15       388,085,907     18.5
 110 - 119         70       832,071,657     39.6
 120 - 139          6       136,220,000      6.5
 140 - 178          1         3,732,215      0.2
--------------------------------------------------
 TOTAL:           111     2,102,906,756    100.0
--------------------------------------------------
  Min: 33          Max: 178         Wtd Avg: 88
--------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------
                               NO. OF       AGGREGATE     % OF
                             MORTGAGE    CUT-OFF DATE     LOAN
                                LOANS     BALANCE ($)  GROUP 1
----------------------------------------------------------------
 Lockout/Defeasance/Open           91   1,658,376,670    78.9
 Lockout/Yield
   Maintenance/Open                18     382,535,557    18.2
 Lockout/Yield
   Maintenance/Yield
   Maintenance or
   Defeasance/Open                  1      56,000,000     2.7
 Yield Maintance/Open               1       5,994,529     0.3
----------------------------------------------------------------
 TOTAL:                           111   2,102,906,756   100.0
----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------
                    NO. OF        AGGREGATE     % OF
                  MORTGAGE     CUT-OFF DATE     LOAN
                     LOANS      BALANCE ($)  GROUP 1
-----------------------------------------------------
 41.5% - 49.9%           1        5,287,013      0.3
 50.0% - 59.9%          15      658,174,533     31.3
 60.0% - 64.9%           9      111,440,432      5.3
 65.0% - 69.9%          24      420,834,263     20.0
 70.0% - 74.9%          30      495,093,662     23.5
 75.0% - 79.9%          30      360,876,854     17.2
 80.0% - 80.0%           2       51,200,000      2.4
-----------------------------------------------------
 TOTAL:                111    2,102,906,756    100.0
-----------------------------------------------------
  Min: 41.5%         Max: 80.0%       Wtd Avg: 66.7%
-----------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------
                      NO. OF        AGGREGATE     % OF
                    MORTGAGE     CUT-OFF DATE     LOAN
                       LOANS      BALANCE ($)  GROUP 1
--------------------------------------------------------
 34.5% - 49.9%             5      218,064,937     10.4
 50.0% - 59.9%            47      848,134,690     40.3
 60.0% - 64.9%            16      218,241,972     10.4
 65.0% - 69.9%            35      547,705,157     26.0
 70.0% - 74.9%             3      167,000,000      7.9
 75.0% - 79.8%             5      103,760,000      4.9
--------------------------------------------------------
 TOTAL:                  111    2,102,906,756    100.0
--------------------------------------------------------
  Min: 34.5%    Max: 79.8%       Wtd Avg: 61.0%
--------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------
                      NO. OF        AGGREGATE     % OF
                    MORTGAGE     CUT-OFF DATE     LOAN
                       LOANS      BALANCE ($)  GROUP 1
--------------------------------------------------------
 1.16x - 1.19x             1       21,410,023      1.0
 1.20x - 1.24x            13      110,790,006      5.3
 1.25x - 1.29x            22      212,740,723     10.1
 1.30x - 1.34x            14      197,474,468      9.4
 1.35x - 1.39x            13      166,042,757      7.9
 1.40x - 1.49x            14      286,957,276     13.6
 1.50x - 1.59x             9      217,461,334     10.3
 1.60x - 1.69x             7      170,271,303      8.1
 1.70x - 1.79x             3       90,478,788      4.3
 1.80x - 1.89x             2       53,029,039      2.5
 1.90x - 2.62x            13      576,251,038     27.4
--------------------------------------------------------
 TOTAL:                111      2,102,906,756    100.0
--------------------------------------------------------
  Min: 1.16x         Max: 2.62x          Wtd Avg: 1.69x
--------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------
                              NO. OF         AGGREGATE        % OF
                            MORTGAGE      CUT-OFF DATE        LOAN
                               LOANS       BALANCE ($)     GROUP 2
--------------------------------------------------------------------
 $1,304,702 - $1,999,999           3        4,609,091          2.1
 $2,000,000 - $2,999,999           3        7,176,156          3.3
 $3,000,000 - $3,999,999           3       11,562,535          5.3
 $4,000,000 - $4,999,999           2        9,862,283          4.5
 $5,000,000 - $7,499,999           4       25,317,911         11.6
 $7,500,000 - $9,999,999           3       26,527,195         12.1
 $10,000,000 - $14,999,999         2       25,350,000         11.6
 $15,000,000 - $19,999,999         2       32,279,015         14.7
 $30,000,000 - $42,500,000         2       76,500,000         34.9
--------------------------------------------------------------------
 TOTAL                            24      219,184,186        100.0
--------------------------------------------------------------------
  Min: $1,304,702        Max: $42,500,000       Average: $9,132,674
--------------------------------------------------------------------

STATE
----------------------------------------------------------
                        NO. OF      AGGREGATE        % OF
                     MORTGAGED   CUT-OFF DATE        LOAN
                    PROPERTIES    BALANCE ($)     GROUP 2
----------------------------------------------------------
 Alabama                     3     47,383,964        21.6%
 South Carolina              1     34,000,000        15.5
 Louisiana                   2     23,292,697        10.6
 Washington                  3     21,303,623         9.7
 California+                 3     16,933,042         7.7
   Southern                  3     16,933,042         7.7
 Nevada                      1     15,148,565         6.9
 North Carolina              1     14,600,000         6.7
 Georgia                     2     12,433,943         5.7
 Ohio                        2      9,914,607         4.5
 Florida                     1      8,329,236         3.8
 Others                      5     15,844,510         7.2
----------------------------------------------------------
 TOTAL:                     24    219,184,186       100.0%
----------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------
                              NO. OF      AGGREGATE       % OF
                           MORTGAGED   CUT-OFF DATE       LOAN
                          PROPERTIES    BALANCE ($)    GROUP 2
---------------------------------------------------------------
 Multifamily                      22    210,717,569       96.1%
 Manufactured Housing              2      8,466,617        3.9
---------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE           24    219,184,186      100.0%
---------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------
                      NO. OF      AGGREGATE     % OF
                    MORTGAGE   CUT-OFF DATE     LOAN
                       LOANS    BALANCE ($)  GROUP 2
-------------------------------------------------------
 4.780% - 4.999%          3     56,050,000      25.6
 5.000% - 5.249%          4     67,284,900      30.7
 5.250% - 5.499%          7     48,909,120      22.3
 5.500% - 5.749%          6     22,527,821      10.3
 5.750% - 5.751%          4     24,412,345      11.1
-------------------------------------------------------
 TOTAL:                  24    219,184,186     100.0
-------------------------------------------------------
  Min: 4.780%        Max: 5.751%       Wtd Avg: 5.207%
-------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------
                NO. OF      AGGREGATE      % OF
              MORTGAGE   CUT-OFF DATE      LOAN
                 LOANS    BALANCE ($)   GROUP 2
--------------------------------------------------
 60 - 83            5     52,208,809       23.8
 84 - 99            2     57,100,000       26.1
 100 - 120         17    109,875,377       50.1
--------------------------------------------------
 TOTAL:            24    219,184,186      100.0
--------------------------------------------------
  Min: 60       Max: 120        Wtd Avg: 96
--------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------
                NO. OF      AGGREGATE       % OF
              MORTGAGE   CUT-OFF DATE       LOAN
                 LOANS    BALANCE ($)    GROUP 2
--------------------------------------------------
 56 - 59            5      52,208,809       23.8
 80 - 99            2      57,100,000       26.1
 110 - 119         17     109,875,377       50.1
--------------------------------------------------
 TOTAL:            24     219,184,186      100.0
--------------------------------------------------
  Min: 56       Max: 119        Wtd Avg: 94
--------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------
                                 NO. OF      AGGREGATE     % OF
                               MORTGAGE   CUT-OFF DATE     LOAN
                                  LOANS    BALANCE ($)  GROUP 2
----------------------------------------------------------------
 Lockout/Defeasance/Open             21    206,307,989     94.1
 Lockout/Yield Maintenance/
   Open                               2      7,997,857      3.6
 Yield Maintenance/1.0%
   Premium/Open                       1      4,878,340      2.2
----------------------------------------------------------------
 TOTAL:                              24    219,184,186    100.0
----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------
                    NO. OF      AGGREGATE     % OF
                  MORTGAGE   CUT-OFF DATE     LOAN
                     LOANS    BALANCE ($)  GROUP 2
----------------------------------------------------
 52.2% - 59.9%          2       3,696,765      1.7
 60.0% - 64.9%          3      22,455,664     10.2
 65.0% - 69.9%          1       4,878,340      2.2
 70.0% - 74.9%          4      27,669,388     12.6
 75.0% - 79.9%         13     126,484,029     57.7
 80.0% - 81.9%          1      34,000,000     15.5
----------------------------------------------------
 TOTAL:                24     219,184,186    100.0
----------------------------------------------------
  Min: 52.2%       Max: 81.9%      Wtd Avg: 76.2%
----------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
----------------------------------------------------
                    NO. OF      AGGREGATE     % OF
                  MORTGAGE   CUT-OFF DATE     LOAN
                     LOANS    BALANCE ($)  GROUP 2
----------------------------------------------------
 44.2% - 49.9%         2       3,696,765       1.7
 50.0% - 59.9%         5      36,947,147      16.9
 60.0% - 64.9%         4      18,957,981       8.6
 65.0% - 69.9%         8      63,444,015      28.9
 70.0% - 74.9%         4      62,138,277      28.3
 75.0% - 81.9%         1      34,000,000      15.5
----------------------------------------------------
 TOTAL:               24     219,184,186     100.0
----------------------------------------------------
  Min: 44.2%       Max: 81.9%       Wtd Avg: 68.7%
----------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------
                        NO. OF      AGGREGATE     % OF
                      MORTGAGE   CUT-OFF DATE     LOAN
                         LOANS    BALANCE ($)  GROUP 2
--------------------------------------------------------
 < 1.20x                     1      9,597,959      4.4
 1.20x - 1.24x               8     66,644,514     30.4
 1.25x - 1.29x               5     64,108,680     29.2
 1.30x - 1.34x               2      6,279,604      2.9
 1.35x - 1.39x               4     20,784,411      9.5
 1.40x - 1.59x               2     10,319,018      4.7
 1.60x - 1.69x               1     34,000,000     15.5
 1.70x - 1.78x               1      7,450,000      3.4
--------------------------------------------------------
 TOTAL:                     24    219,184,186    100.0
--------------------------------------------------------
  Min: 1.20x          Max: 1.78x        Wtd Avg: 1.36x
--------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)            APR-05       APR-06       APR-07         APR-08        APR-09        APR-10       APR-11
------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                  99.53%       99.54%       90.51%         79.46%        78.52%        86.58%        86.52%
Yield Maintenance(2)                 0.47%        0.46%        9.49%         20.54%        21.26%        13.42%        13.48%
Fixed Prepayment Premium(3)          0.00%        0.00%        0.00%          0.00%         0.22%         0.00%         0.00%
Open                                 0.00%        0.00%        0.00%          0.00%         0.00%         0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                              100.00%      100.00%      100.00%        100.00%       100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance
  (in millions)                 $2,322.09    $2,308.66    $2,292.47      $2,087.61     $2,066.15     $1,447.15     $1,423.03
Percent of Aggregate
  Cut-off Date Balance(4)          100.00%       99.42%       98.72%         89.90%        88.98%        62.32%        61.28%
------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)        APR-12       APR-13       APR-14      APR-15      APR-16      APR-17      APR-18      APR-19
------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance              91.86%       91.35%       91.48%      100.00%     100.00%     100.00%     100.00%     100.00%
Yield Maintenance(2)             8.14%        8.38%        8.52%        0.00%       0.00%       0.00%       0.00%       0.00%
Fixed Prepayment Premium(3)      0.00%        0.00%        0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
Open                             0.00%        0.27%        0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                          100.00%      100.00%      100.00%      100.00%     100.00%     100.00%     100.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance
  (in millions)             $1,008.99      $972.63      $950.00        $3.18       $3.10       $3.02       $2.93       $2.84
Percent of Aggregate
  Cut-off Date Balance(4)       43.45%       41.89%       40.91%        0.14%       0.13%       0.13%       0.13%       0.12%
------------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, one Mortgage Loan, representing 0.3% of the Initial
     Pool Balance (0.3% of the Group 1 Balance), is not subject to a Lock-out
     Period but is subject to Yield Maintenance prepayment provisions. Another
     Mortgage Loan, representing, as of the Cut-off Date, 0.2% of the Initial
     Pool Balance (2.2% of the Group 2 Balance), is not subject to a Lock-out
     Period but is subject to Yield Maintenance provisions for an initial period and to a fixed 1% Prepayment Premium during a subsequent period. In addition, as of the Cut-off Date, 20 Mortgage Loans, representing 16.8% of the Initial Pool Balance (18.2% of the Group 1 Balance and 3.6% of the
     Group 2 Balance), are subject to yield maintenance prepayment provisions after the lock-out period. In addition, one Mortgage Loan, representing
     2.4% of the Initial Pool Balance (2.7% of the Group 1 Balance), is subject to a Lock-out Period, followed by a period during which any prepayment is subject to Yield Maintenance provisions and thereafter a period during which the related borrower has the option of either yield maintenance or defeasance; however, such Mortgage Loan was modeled as yield maintenance.
     The remaining Mortgage Loans, representing 80.3% of the Initial Pool
     Balance (78.9% of the Group 1 Balance and 94.1% of the Group 2 Balance),
     are subject to defeasance after an initial restriction period. All of the above-described Mortgage Loans also have an open period on or prior to maturity during which prepayment may be made without any required yield maintenance or prepayment premium.

(3)  Loan No. 11200 (such Loan Number is set forth on Annex A to the prospectus supplement), representing 0.2% of the Initial Pool Balance and 2.2% of the
     Group 2 Balance, is not subject to a lock-out period but provides that (a)
     voluntary prepayments during the first 47 months of the loan term are subject to the payment of yield maintenance (or 1% prepayment premium, if greater), which is reflected in the "Yield Maintenance" row and (b)
     voluntary prepayments during the nine-payment period after the first 47 payments are subject to the payment of a fixed 1% prepayment premium, which is reflected in the "Fixed Prepayment Premium" row. Voluntary prepayments during the last four payments of the loan term are not subject to the payment of any prepayment premium or yield maintenance charge.

(4)  As of the Cut-off Date.

*    See the " Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                                     % OF       % OF                                LTV
                                CUT-OFF            INITIAL   APPLICABLE               CUT-OFF      RATIO
                                  DATE      LOAN     POOL       LOAN      PROPERTY   DATE LTV   AT MATURITY  UNDERWRITTEN   MORTGAGE
LOAN NAME                       BALANCE    GROUP   BALANCE      GROUP       TYPE       RATIO       OR ARD        DSCR         RATE
--------------------------- ------------- ------- --------- ------------ ---------- ---------- ------------- ------------ ----------

 Fashion Show Mall ........  $193,714,025    1        8.3%      9.2%       Retail       52.0%       49.4%         2.32x       3.731%
 Southdale Mall ...........   150,000,000    1        6.5       7.1%       Retail       52.2%       52.2%         2.24x       4.922%
 The Mall at Stonecrest ...   108,500,000    1        4.7       5.2%       Retail       75.1%       66.1%         1.44x       5.603%
 Zurich Towers ............    81,420,000    1        3.5       3.9%       Office       58.6%       58.6%         2.52x       4.247%
 Indian River Mall &
 Commons ..................    75,000,000    1        3.2       3.6%       Retail       79.2%       73.4%         1.30x       5.214%
 Western Asset Plaza ......    75,000,000    1        3.2       3.6%       Office       67.0%       67.0%         1.53x       5.160%
 JQH Hotel Portfolio ......    73,396,750    1        3.2       3.5%        Hotel       67.6%       57.6%         1.44x       5.500%
 United Plaza .............    70,000,000    1        3.0       3.3%       Office       72.5%       60.1%         1.39x       5.180%
 Lenox Marketplace ........    56,000,000    1        2.4       2.7%       Retail       67.8%       67.8%         1.70x       5.010%
 Parkway Portfolio ........    52,000,000    1        2.2       2.5%       Office       74.3%       71.0%         1.52x       4.865%
                             ------------            ----                               ----        ----          ----        -----
 TOTAL / WTD. AVG .........  $935,030,775            40.3%                              63.6%       59.7%       1.86X         4.805%
                             ============            ====

*    See the " Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                      [FASHION SHOW MALL PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FASHION SHOW MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                       Bank of America

 ORIGINAL NOTE A-1 SENIOR           $195,000,000
      COMPONENT PRINCIPAL
      BALANCE:

 LOAN GROUP:                        1

 FIRST PAYMENT DATE:                January 1, 2005

 TERM/AMORTIZATION:                 37/360

 MATURITY DATE:                     January 1, 2008

 NOTE A-1 SENIOR COMPONENT          $184,093,995
   EXPECTED MATURITY BALANCE:

 BORROWING ENTITY:                  Fashion Show Mall LLC

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout/defeasance:

                                    33 payments

                                    Open: 4 payments

 LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:                            $377,757,787

 WHOLE LOAN CUT-OFF DATE BALANCE
 (EXCLUDING SUBORDINATE COMPONENT):                          $337,757,787

 NOTE A-1 CUT-OFF DATE BALANCE:                              $233,714,025

 NOTE A-1 SENIOR COMPONENT                                   $193,714,025
   CUT-OFF DATE BALANCE:

 SUBORDINATE COMPONENTS CUT-OFF DATE
   BALANCE:                                                  $40,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:                              $144,043,762

 SENIOR COMPONENT SHADOW RATING
 (FITCH/S&P):                                                AA/AAA

                                          WHOLE LOAN            WHOLE LOAN
                                          (EXCLUDING            (INCLUDING
                                        SUBORDINATE)(1)       SUBORDINATE)(1)
                                        ---------------       ---------------
 CUT-OFF DATE LTV:                           52.0%                 58.1%

 MATURITY DATE LTV:                          49.4%                 55.2%

 UNDERWRITTEN DSCR (2):                      2.32x                 2.05x

 MORTGAGE RATE(3):                          3.7308%               3.7935%
--------------------------------------------------------------------------------
(1)  The subordinate component is subordinate to note A-1 senior component and note A-2 (which is not part of the trust fund).

(2)  DSCR figures based on net cash flow unless otherwise noted.

(3)  The interest rate was rounded to four decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                   Retail

 PROPERTY SUB TYPE:               Anchored

 LOCATION:                        Las Vegas, NV

 YEAR BUILT/RENOVATED:            1979/2002

 NET RENTABLE SQUARE FEET:        656,717

 CUT-OFF BALANCE PER SF(1):       $514

 OCCUPANCY AS OF 11/12/04(2):     93.8%

 OWNERSHIP INTEREST:              Fee

 PROPERTY MANAGEMENT:             Self-Managed

 U/W NET CASH FLOW:               $43,622,642

 APPRAISED VALUE:                 $650,000,000
--------------------------------------------------------------------------------
(1)  Based on aggregate cut-off date principal balance of $337,757,787.

(2)  Based on Underwritten Rent Roll. Occupancy percentage is based on total square footage, excluding 125,000 sf of vacant anchor space. Including such space, occupancy is 76.1%.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                 FINANCIAL INFORMATION
----------------------------------------------------------------------------------------
                                                           FULL YEAR        FULL YEAR
                                        UNDERWRITTEN      (12/31/04)       (12/31/03)
                                      ---------------- ---------------- ----------------

 Effective Gross Income .............    $59,192,528      $46,754,889      $33,972,378
 Total Expenses. ....................    $14,342,231      $13,856,802      $13,225,057
 Net Operating Income (NOI) .........    $44,850,294      $32,898,087      $20,747,321
 Cash Flow (CF). ....................    $43,622,642      $32,898,087      $20,747,321
 DSCR on NOI(1) .....................           2.39x            1.75x            1.11x
 DSCR on CF(1) ......................           2.32x            1.75x            1.11x
----------------------------------------------------------------------------------------

(1)  Based on aggregate principal balance of $340,000,000 (the original whole loan, excluding the subordinate portion of note A-1).

---------------------------------------------------------------------------------------------------------------------------
                                               TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                 RATINGS        TOTAL       % OF                 POTENTIAL    % OF POTENTIAL      LEASE
TOP TENANTS                     FITCH/S&P     TENANT SF   TOTAL SF   RENT PSF       RENT           RENT         EXPIRATION
-----------                  --------------- ----------- ---------- ---------- ------------- ---------------- -------------

 Maggiano's ................     BBB+/BBB    16,678          2.5%   $ 30.70     $  512,015          1.3%       10/31/2014
 Express and The Limited ...  Not Rated/BBB  15,632          2.4%   $ 52.00        812,864          2.0%       01/31/2014
 Zara International ........    Not Rated    12,205          1.8%   $ 56.00        683,480          1.7%       11/30/2018
                                             ------          ---                ----------          ---
                                             44,515          6.7%               $2,008,359          5.0%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)     EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   -------------   ----------   ------------   ---------------   -------------

 2005 ..............         20            43,259           6.5%        43,259            6.5%        $ 2,451,518
 2006 ..............          7            18,287           2.8         61,546            9.3%        $ 1,268,846
 2007 ..............          9            14,305           2.2         75,851           11.4%        $ 1,014,252
 2008 ..............          5            10,387           1.6         86,238           13.0%        $   737,820
 2009 ..............          8             9,560           1.4         95,798           14.5%        $ 1,075,210
 2010 ..............          8            17,898           2.7        113,696           17.2%        $ 1,322,060
 2011 ..............          7            15,356           2.3        129,052           19.5%        $ 1,032,887
 2012 ..............         44            88,382          13.3        217,434           32.8%        $ 7,875,779
 2013 ..............         65           143,245          21.6        360,679           54.4%        $11,438,891
 2014 ..............         29           112,737          17.0        473,416           71.4%        $ 6,039,127
 2015 ..............          2             6,903           1.0        480,319           72.5%        $   454,009
 2018 ..............          1            12,205           1.8        492,524           74.3%        $   683,480
 Vacant(3) .........                      170,245          25.7        662,769          100.0%        $ 4,208,004
                             --           -------         -----
 TOTAL .............        205           662,769         100.0%
------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

(3)  Includes 125,000 square feet of vacant anchor space.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------

The Fashion Show Mall Mortgaged Property is approximately 93.8% occupied, based on total square footage, excluding a vacant anchor that is 125,000 square feet
(including such space, occupancy is 76.1%). The collateral consists of the two-story in-line portion of the mall (leased to more than 200 in-line tenants), a two-story vacant anchor space building and courtyard section. Additional improvements include two five-story parking garages and a one-level subterranean parking area. The improvements contain a total of approximately 656,717 gross leasable square feet and approximately 4,503 surface and garage parking spaces.
The Fashion Show Mall is also anchored by Robinsons-May (202,000 square feet),
Dillard's (200,000 square feet), Macy's (199,000 square feet), Nordstrom
(200,000 square feet), Neiman Marcus (167,000 square feet), Saks Fifth Avenue
(166,000 square feet) and Bloomingdale's Home (100,000 square feet), which are tenant-owned and not part of the collateral. The three largest tenants of the
Fashion Show Mortgaged Property, representing approximately 6.7% of the gross leasable area, are:

o    Maggiano's (NYSE; "EAT") (Rated "BBB+" by Fitch and Rated "BBB" by S&P)
     occupies approximately 16,678 square feet (2.5%) under a ten-year lease expiring on October 31, 2014. The lease is guaranteed by the parent company, Brinker International. Brinker International is principally engaged in the ownership, operation, development and franchising restaurant concepts. Brinker International's restaurants include Chili's Grill & Bar,
     Romano's Macaroni Grill, Maggiano's, On The Border Mexican Grill & Cantina,
     Corner Bakery Cafe, Big Bowl Asian Kitchen and Rockfish Seafood Grill. As
     of the fiscal year ended June 30, 2004, Brinker International reported revenue of approximately $3.7 billion, net income of approximately $150.9 million, liquidity of approximately $226.8 million and stockholder equity of approximately $1.0 billion.

o    Express and The Limited (NYSE "LTD") (Not Rated by Fitch and Rated "BBB" by
     S&P) together occupy approximately 15,632 square feet (2.4%) under a ten-year lease expiring on January 31, 2014. Express and The Limited are owned by Limited Brands. Limited Brands operates more than 3,800 stores under six retail brand names - Express, The Limited, Victoria's Secret,
     Bath & Body Works, The White Barn Candle Company and Henri Bendel. Express
     operates 956 stores selling wear-to-work and casual wear for young men and women. The Limited operates approximately 341 stores selling clothes for women. As of the fiscal year ended January 31, 2004, Limited Brands reported revenue of approximately $8.9 billion, net income of approximately
     $717.0 million, liquidity of approximately $3.1 billion and stockholder equity of approximately $5.3 billion.

o    Zara International (Not Rated) occupies approximately 12,205 square feet
     (1.8%) under a 15-year lease expiring on November 30, 2018. Zara
     International (owned by Inditex) operates approximately 729 women's clothing stores located in 54 countries selling the latest trends in international fashion. Inditex operates approximately 2,265 stores located in 56 countries under the brand names of Zara, Zara Home, Kiddy's Class,
     Pull and Bear, Massimo Dutti, Bershka, Stradivarius and Oysho. The Inditex
     Group is privately held and comprised of over one hundred companies associated with the business of textile design, manufacturing and distribution.

--------------------------------------------------------------------------------

(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Fashion Show Mall Mortgage Loan is secured by a first mortgage on a regional mall located in Las Vegas, Clark County, Nevada.

THE BORROWER:

o    The Fashion Show Mall Borrower is Fashion Show Mall LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Fashion Show Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Rouse F.S., LLC, a Maryland limited liability company, as the sole member of the Fashion Show Mall Borrower. Equity ownership of
     Rouse F.S., LLC is held 69.75% by Howard Hughes Properties, Limited
     Partnership, a Delaware limited partnership, 30.18% by The Rouse Company
     Operating Limited Partnership, LP, a Delaware limited partnership, and
     0.07% by Howard Research & Development Holdings Corporation, a Maryland
     corporation. Through a series of intermediate ownership levels, equity ownership is eventually held 80% by General Growth Properties, Inc., a
     Delaware corporation, the sponsor of the loan.

o    Founded in 1954, General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust, is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers located in the United States.
     GGP is the second largest owner/operator of regional malls in the country.
     GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages approximately 200 retail properties located in 44 states containing approximately 200 million square feet and housing 16,000 tenants. The real estate portfolio also includes interests in office and industrial buildings containing approximately 1.3 million square feet. As of the fiscal year ended December 31, 2003, GGP reported revenue of approximately $1.3 billion, net income of approximately $263.4 million, liquidity of approximately $10.7 million and stockholder equity of approximately $1.7 billion.

THE PROPERTY:

o    The Fashion Show Mall Mortgaged Property is an enclosed regional mall built in 1979 and most recently renovated in 2002. The collateral consists of the two-story in-line portion of the mall, a two-story vacant anchor space building and courtyard section. Additional improvements include two five-story parking garages and a one-level subterranean parking area. There are more than 5,000 surface and garage parking spaces. The improvements contain a total of approximately 656,717 gross leasable square feet and are situated on approximately 48.9 acres. The Fashion Show Mall Mortgaged
     Property is currently leased to more than 200 in-line tenants. The mall is anchored by Robinsons-May (202,000 square feet), Dillard's (200,000 square feet), Macy's (199,000 square feet), Nordstrom (200,000 square feet),
     Neiman Marcus (167,000 square feet), Saks Fifth Avenue (166,000 square feet) and Bloomingdale's Home (100,000 square feet), all of which are separately owned, non-collateral anchor tenants.

o    The Fashion Show Mall Borrower is generally required at its sole cost and expense to keep the Fashion Show Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    General Growth Management, Inc. ("GGM") manages the subject property. GGM, a Fashion Show Mall Borrower related entity founded in 1954 and headquartered in Chicago, currently manages approximately 200 retail properties located in 44 states containing approximately 200 million square feet and housing approximately 16,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Future mezzanine debt is permitted, subject to, among other things (i)
     rating agency confirmation, (ii) reasonable approval of mortgagee, (iii)
     the loan to value ratio will not exceed 75% in the aggregate for the
     Fashion Show Mall Whole Loan and any mezzanine loan, (iv) the debt service coverage ratio of the Fashion Show Mall Mortgaged Property (not defined to specifically include such mezzanine debt) immediately following the closing of such mezzanine loan will not be less than 1.10x to 1.00x (based upon an assumed 9.25% loan constant payment rate) and (v) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATE COMPONENTS

o    As will be set forth in more detail in this prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the FM Pari Passu Note A-1 Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the
     Directing Certificateholder solely with respect to the FM Pari Passu Note
     A-1 Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the FM Pari Passu Note A-1 Mortgage Loan. In addition, such holder may (but is not obliged to) purchase the FM Pari Passu Note A-1
     Mortgage Loan, if the FM Pari Passu Note A-1 Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in this prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or
     Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

AMORTIZATION SCHEDULE:

o    The amortization schedule for the Fashion Show Mall Whole Loan is set forth in Annex F-1 to the prospectus supplement.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                         [FASHION SHOW MALL MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------

                        [SOUTHDALE MALL PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SOUTHDALE MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                   Bank of America

 ORIGINAL SENIOR COMPONENT      $150,000,000
   PRINCIPAL BALANCE:

 LOAN GROUP:                    1

 FIRST PAYMENT DATE:            May 1, 2005

 TERM/AMORTIZATION:             60/0

 INTEREST ONLY PERIOD:          60

 MATURITY DATE:                 April 1, 2010

 EXPECTED MATURITY BALANCE:     $150,000,000

 BORROWING ENTITY:              Southdale Limited
                                Partnership

 INTEREST CALCULATION:          Actual/360

 CALL PROTECTION:               Lockout/defeasance:
                                53 payments
                                Open: 7 payments

 ONGOING RESERVES:
   REPLACEMENT RESERVE(1):      Springing

 LOCKBOX:                       Hard
--------------------------------------------------------------------------------
(1)  During a Trigger Period, as defined in the Loan Agreement, there is a monthly deposit of $15,424, with a cap at $100,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:              $186,550,000

 SENIOR COMPONENT CUT-OFF DATE BALANCE:        $150,000,000

 SUBORDINATE COMPONENT CUT-OFF DATE BALANCE:   $36,550,000

 SENIOR COMPONENT SHADOW RATING                BBB-/A-
 (FITCH/S&P):

                                       WHOLE LOAN       WHOLE LOAN
                                      (EXCLUDING        (INCLUDING
                                      SUBORDINATE)     SUBORDINATE)
                                      ------------     ------------
 CUT-OFF DATE LTV:                       52.2%             64.9%

 MATURITY DATE LTV:                      52.2%             64.9%

 UNDERWRITTEN                            2.24x             1.71x
   DSCR(1):

 MORTGAGE RATE(2):                      4.922%            5.184%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                           Retail

 PROPERTY SUB TYPE:                       Anchored

 LOCATION:                                Edina, MN

 YEAR BUILT/RENOVATED(1):                 1956

 NET RENTABLE SQUARE FEET:                740,326

 CUT-OFF BALANCE PER SF(2):               $203

 OCCUPANCY AS OF 3/7/05(3):               84.0%

 OWNERSHIP INTEREST:                      Fee

 PROPERTY MANAGEMENT:                     Management
                                          Associates Limited
                                          Partnership

 U/W NET CASH FLOW:                       $16,736,419

 APPRAISED VALUE:                         $287,500,000
--------------------------------------------------------------------------------
(1)  Built in 1956, expanded in 1972, 1990 and 2000.

(2)  Based on aggregate cut-off date principal balance of $150,000,000, excluding the subordinate component.

(3)  Based on Underwritten Rent Roll. Occupancy percentage is based on total square footage, excluding 179,090 sf of vacant anchor space. Including vacant anchor space, occupancy is 63.7%.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                FINANCIAL INFORMATION(1)
-----------------------------------------------------------------------------------------
                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............    $30,005,674      $29,177,900      $27,642,800
 Total Expenses ......................    $12,604,836      $12,550,200      $11,491,000
 Net Operating Income (NOI) ..........    $17,400,838      $16,627,700      $16,151,800
 Cash Flow (CF) ......................    $16,736,419      $11,926,300      $15,805,200
 DSCR on NOI .........................           2.32x            2.22x            2.16x
 DSCR on CF ..........................           2.24x            1.59x            2.11x
-----------------------------------------------------------------------------------------

(1)  Based on aggregate principal balance of $150,000,000 (the original whole loan excluding the subordinate component).

-------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                                     RATINGS        TOTAL       % OF                 POTENTIAL    % OF POTENTIAL      LEASE
TOP TENANTS(1)                      FITCH/S&P     TENANT SF   TOTAL SF   RENT PSF       RENT           RENT         EXPIRATION
-------------------------------- --------------- ----------- ---------- ---------- ------------- ---------------- -------------

 American Multi-Cinema .........   Not Rated/B      80,000       10.8%  $ 25.09     $2,007,000          10.6%      12/31/2021
 Marshall's ....................   Not Rated/A      43,533        5.9   $ 10.45        454,920           2.4       01/31/2009
 Limited .......................  Not Rated/BBB     17,093        2.3   $ 20.00        341,860           1.8
  Structure ....................                    11,887        1.6   $ 20.00        237,740           1.3       01/31/2011
  Limited Too ..................                     5,206        0.7   $ 20.00        104,120           0.5       01/31/2007
 Maggiano's ....................     BBB+/BBB       13,313        1.8   $ 24.41        325,000           1.7       10/31/2012
                                                   -------       ----               ----------          ----
                                                   153,939       20.8%              $3,128,780          16.5%
-------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P), as supplemented by lease amendment for Limited (Structure and
     Limited Too), and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------------
                        # OF LEASES        EXPIRING          % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)           SF           TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------------   ----------   ------------   ---------------   -------------

 2005 ..............         11              10,002            1.4%        10,002             1.4%       $  400,928
 2006 ..............          9              37,655            5.1         47,657             6.4%       $1,267,858
 2007 ..............         12              19,431            2.6         67,088             9.1%       $  956,458
 2008 ..............          9              35,077            4.7        102,165            13.8%       $1,372,651
 2009 ..............         11              60,162            8.1        162,327            21.9%       $1,099,874
 2010 ..............         11              23,485            3.2        185,812            25.1%       $1,024,529
 2011 ..............         16              66,639            9.0        252,451            34.1%       $2,138,873
 2012 ..............         13              56,025            7.6        308,476            41.7%       $1,972,804
 2013 ..............         15              35,254            4.8        343,730            46.4%       $1,849,368
 2014 ..............          6              13,793            1.9        357,523            48.3%       $  564,933
 2015 ..............          7              15,299            2.1        372,822            50.4%       $  496,704
 2016 ..............          1               7,309            1.0        380,131            51.3%       $  182,725
 2021 ..............          1              80,000           10.8        460,131            62.2%       $2,007,000
 2023 ..............          1              11,001            1.5        471,132            63.6%       $  268,754
 Vacant ............                        269,194(3)        36.4        740,326          100.00%       $3,415,501
                            ---            --------          -----
 TOTAL .............        123             740,326          100.0%
---------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were coverered under the same lease.

(3)  Includes 179,090 sf of vacant anchor space.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------
The Southdale Mall Mortgaged Property is approximately 84.0% occupied, based on total square footage, excluding 179,090 square feet of vacant anchor space
(including such space, occupancy is 63.7%). The collateral consists of three anchor spaces (American Multi-Cinema, Marshall's and a vacant space previously occupied by Mervyn's) plus the main mall building (leased to more than 100 in-line tenants). The improvements contain a total of approximately 740,326 gross leasable square feet. The Southdale Mall is also anchored by Marshall
Field's (346,795 square feet) and JC Penney (247,902 square feet), which are tenant-owned and not part of the collateral. The four largest tenants of the
Southdale Mall Mortgaged Property representing 20.8% of the gross leasable area are:

o    American Multi-Cinema (AMEX: "AEN") (Not Rated by Fitch and Rated "B" by
     S&P) occupies approximately 80,000 square feet (16 screens, 10.8%) under a
     20-year lease expiring on December 31, 2021. There are four 5-year options to renew the lease. American Multi-Cinema are modern, megaplex-style, stadium seating theater complexes, with locations in most major markets in the United States and seven other countries. American Multi-Cinema operates more than 3,500 screens in 230 locations worldwide. American Multi-Cinema was recently purchased by Marquee Holding, a partnership controlled by affiliates of JP Morgan Chase and Apollo Management.

o    Marshall's (Not Rated by Fitch and Rated "A" by S&P) occupies approximately
     43,533 square feet (5.9%) under a five-year lease renewal option period expiring on January 31, 2009. Marshall's, one of the largest off-price family apparel and home fashions retailers in the United States, operates approximately 670 stores located in 42 states and Puerto Rico. Marshall's is an operating division of TJX Companies (NYSE: "TJX"). TJX Companies is an off-price retailer of apparel and home fashions through the Marshall's,
     TJ Maxx, AJ Wright and HomeGoods chains in the United States, the Winners and HomeSense chains in Canada, and the TK Maxx chain in the United Kingdom and Ireland. As of the fiscal year ended January 31, 2004, TJX Companies reported revenue of approximately $13.3 billion, net income of approximately $658.4 million, liquidity of approximately $246.4 million and stockholder equity of approximately $1.6 billion.

o    Limited (NYSE: "LTD") (Not Rated by Fitch and Rated "BBB" by S&P) occupies approximately 17,093 square feet (2.3%) under a 20-year lease expiring on
     January 31, 2011. The Limited Structure brand occupies 11,887 square feet and the Limited Too brand occupies 5,206 square feet (expiring January 31,
     2007). There are no options to renew the lease. The Limited operates approximately 341 stores selling clothes for women. The Limited is owned by
     Limited Brands. Limited Brands operates more than 3,800 stores under six retail brand names - The Limited, Express, Victoria's Secret, Bath & Body
     Works, The White Barn Candle Company and Henri Bendel. As of the fiscal year ended January 31, 2004, Limited Brands reported revenue of approximately $8.9 billion, net income of approximately $717.0 million, liquidity of approximately $3.1 billion and stockholder equity of approximately $5.3 billion.

o    Maggiano's (NYSE: "EAT") (Rated "BBB+" by Fitch and Rated "BBB" by S&P)
     occupies approximately 13,313 square feet (1.8%) under a ten-year lease expiring on October 31, 2012. There are 4 lease renewal options for 5 years each. The lease is guaranteed by the parent company, Brinker International.
     Brinker International is principally engaged in the ownership, operation, development and franchising restaurant concepts. Brinker International's restaurants include Chili's Grill & Bar, Romano's Macaroni Grill,
     Maggiano's, On The Border Mexican Grill & Cantina, Corner Bakery Cafe, Big
     Bowl Asian Kitchen and Rockfish Seafood Grill. As of the fiscal year ended
     June 30, 2004, Brinker International reported revenue of approximately approximately $3.7 billion, net income of approximately $150.9 million, liquidity of approximately $226.8 million and stockholder equity of approximately $1.0 billion.
--------------------------------------------------------------------------------
(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Southdale Mall Mortgage Loan is secured by a first mortgage on a regional mall located in Edina, Hennepin County, Minnesota.

THE BORROWER:

o    The Southdale Mall Borrower is Southdale Limited Partnership, a Delaware
     limited partnership and a single purpose bankruptcy remote entity with at least two independent managers for which the Southdale Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1% by Southdale, L.L.C., a Delaware limited liability company, as the general partner of the Southdale Mall Borrower and 99% by The Mills
     Limited Partnership, a Delaware limited partnership, as the limited partner of the Southdale Mall Borrower and the borrower principal.

o    The Mills Limited Partnership, the sponsor, is a fully integrated, self-managed real estate investment trust that develops, redevelops, acquires, operates and manages retail and entertainment-oriented properties. Mills Corporation owns 100% of the entities that provide leasing, management, development and financing services for both wholly owned properties and joint ventures. Mills Corporation owns or has an interest in 26 properties comprised of 15 Mills Landmark Centers, 10 21st
     Century Retail and Entertainment Centers and one International Retail and
     Entertainment Center. Of these, 5 Mills Landmark Centers, 7 21st Century
     Retail and Entertainment Centers and the International Retail and
     Entertainment Center are wholly owned. Mills Corporation also owns three community shopping centers and 19 single tenant properties. As of the fiscal year ended December 31, 2003, Mills Corporation reported revenue of approximately $371.1 million, net income of approximately $122.3 million, liquidity of approximately $53.3 million and stockholder equity of approximately $854.8 million.

THE PROPERTY:

o    The Southdale Mall Mortgaged Property is a three-story, plus basement enclosed regional mall built in 1956. The collateral consists of three anchor spaces (American Multi-Cinema, Marshall's and a vacant space previously occupied by Mervyn's) plus the main mall building. The improvements contain a total of 740,326 gross leasable square feet and are situated on approximately 76.0 acres. The mall is further anchored by
     Marshall Field's and JC Penney, both of which are separately owned. The
     Southdale Mall Mortgaged Property was expanded in 1972 (JC Penney and mall space added), 1990 (Marshall Field's and mall space added) and 2000
     (American Multi-Cinema, Cheesecake Factory, Maggiano's, Louis XIII, PF
     Chang's and mall space added). American Multi-Cinema and Marshall's together occupy approximately 16.7% of the square feet and contribute approximately 12.9% of the gross potential rental income. The Southdale
     Mall Mortgaged Property is currently occupied by more than 100 in-line tenants, a substantial number of well-known national companies. The in-line tenants together occupy approximately 47.0% of gross leaseable area and contribute approximately 69.3% of the gross potential rental income.
     Additional improvements include three elevated parking decks.

o    The Southdale Mall Borrower is generally required at its sole cost and expense to keep the Southdale Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Management Associates Limited Partnership manages the related mortgaged property. Management Associates Limited Partnership, a third party independent company founded in 1975 and headquartered in Chicago, currently manages approximately 62 properties totaling approximately 40 million square feet of regional malls, community centers, mixed-use and office buildings located in 20 states. Management Associates Limited Partnership is involved in the leasing, marketing, management and development of properties in the Chicago area, Century City in Los Angeles and Copley
     Place in Boston.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Southdale Mall Borrower will have the one-time right to obtain secured mortgage indebtedness ("Additional Debt") that shall be of a pari passu position with the Southdale Mall Mortgage Loan or the direct and/or indirect owners of the borrowing entity(ies) under any mezzanine debt will have the one-time right to obtain other mezzanine indebtedness that will be structurally subordinate to the Southdale Mall Mortgage Loan. Additional
     Debt is permitted, so long as no future mezzanine debt will have been obtained, subject to, among other things (i) rating agency confirmation,
     (ii) reasonable approval of mortgagee, (iii) the amount of the Additional
     Debt will not exceed the excess of the product of the loan to value ratio as of the closing date of the Southdale Mall Mortgage Loan and the amount of increase, if any, in the appraised value of the Southdale Mall Mortgaged
     Property, (iv) the "Additional Debt DSCR"
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------

     (as defined in the related loan documents) is equal to or greater than the debt service coverage ratio as of the closing date of the Southdale Mall
     Mortgage Loan, and (v) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender. Future mezzanine debt is permitted, so long as no Additional Debt will have been obtained, subject to, among other things (i) rating agency confirmation, (ii) reasonable approval of mortgagee, (iii) the loan to value ratio not in excess of the product of the loan to value ratio as of the closing date of the Southdale Mall
     Mortgage Loan and the amount of increase, if any, in the appraised value of the Southdale Mall Mortgaged Property, (iv) the debt service coverage ratio of the Southdale Mall Mortgaged Property immediately following the closing of such mezzanine loan will not be less than 1.25x to 1.00x, and (v)
     receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

SUBORDINATE COMPONENTS:

o    As will be set forth in more detail in this prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the SM Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing
     Certificateholder solely with respect to the SM Component Mortgage Loan.
     Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the SM
     Component Mortgage Loan. In addition, such holder may (but is not obliged
     to) purchase the SM Component Mortgage Loan, if the SM Component Mortgage
     Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in this prospectus supplement, at a price generally equal to its
     (a) fair value as determined by the Special Servicer (or the Master
     Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances
     (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

AMORTIZATION SCHEDULE:

o    The amortization schedule for the SM Component Mortgage Loan is set forth in Annex F-2 to the prospectus supplement.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SOUTHDALE MALL
--------------------------------------------------------------------------------

                          [SOUTHDALE MALL MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

                    [THE MALL AT STONECREST PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

THE MALL AT STONECREST
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                        Bank of America

 ORIGINAL PRINCIPAL BALANCE:         $108,500,000

 LOAN GROUP:                         1

 FIRST PAYMENT DATE:                 November 1, 2004

 TERM/AMORTIZATION:                  120/360

 INTEREST ONLY PERIOD:               24

 MATURITY DATE:                      October 1, 2014

 EXPECTED MATURITY BALANCE:          $95,457,650

 BORROWING ENTITY:                   Stonecrest Mall SPE, LLC

 INTEREST CALCULATION:               Actual/360

 CALL PROTECTION:                    Lockout/defeasance:
                                     114 payments
                                     Open: 6 payments

 UP-FRONT RESERVES:
   SPECIFIED TENANT RESERVE:         $848,691(1)

 ONGOING RESERVES:

   TI/LC(2):                         Yes

   REPLACEMENT RESERVE:              $4,948

 LOCKBOX:                            Hard
--------------------------------------------------------------------------------
(1)  TI/LC reserve for specific tenants at the property.

(2)  Reserve amount is $18,750 per month to accumulate $1,800,000 by year 8.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:               $108,500,000

 CUT-OFF DATE LTV:                   75.1%

 MATURITY DATE LTV:                  66.1%

 UNDERWRITTEN DSCR(1):               1.44x

 MORTGAGE RATE(2):                   5.603%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                      Retail

 PROPERTY SUB TYPE:                  Anchored

 LOCATION:                           Lithonia, GA

 YEAR BUILT/RENOVATED:               2001

 NET RENTABLE SQUARE FEET:           396,840

 CUT-OFF BALANCE PER SF:             $273

 OCCUPANCY AS OF 11/16/04:           89.2%

 OWNERSHIP INTEREST:                 Leasehold

 PROPERTY MANAGEMENT:                Forrest City Commercial Management,Inc.

 U/W NET CASH FLOW:                  $10,797,997

 APPRAISED VALUE:                    $144,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------
                                                              ANNUALIZED
                                                              MOST RECENT         FULL YEAR
                                          UNDERWRITTEN        (11/30/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............      $17,579,916        $15,097,083        $15,961,856
 Total Expenses .....................      $ 6,317,382        $ 5,868,991        $ 5,843,303
 Net Operating Income (NOI) .........      $11,262,534        $ 9,228,093        $10,118,553
 Cash Flow (CF) .....................      $10,797,997        $ 9,228,093        $10,118,553
 DSCR on NOI ........................             1.51x              1.23x              1.35x
 DSCR on CF .........................             1.44x              1.23x              1.35x
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS                        FITCH/S&P    TENANT SF   TOTAL SF   RENT PSF       RENT           RENT        EXPIRATION
-------------------------------- ------------- ----------- ---------- ---------- ------------- ---------------- -----------

 American Multi-Cinema .........  Not Rated/B    64,677    16.3%       $ 17.50    $1,131,848         9.5%        04/30/2022
 Borders Books & Music .........   Not Rated     19,921     5.0%       $ 11.92    $  237,458         2.0%        01/31/2017
 The Gap .......................   BBB-/BBB-      9,576     2.4%       $ 30.00    $  287,280         2.4%        10/31/2011
                                                 ------    ----                   ----------        ----
                                                 94,174    23.7%                   1,656,586        13.9%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF       TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   -------------   ---------------   -------------

 2005 ..............          3           6,441          1.6%         6,441             1.6%        $  158,194
 2006 ..............          8           6,463          1.6         12,904             3.3%        $  414,354
 2007 ..............          2           5,101          1.3         18,005             4.5%        $  131,838
 2008 ..............          5          11,040          2.8         29,045             7.3%        $  290,414
 2009 ..............          2           6,853          1.7         35,898             9.0%        $  146,900
 2010 ..............          3           9,802          2.5         45,700            11.5%        $  319,963
 2011 ..............         45         100,467         25.3        146,167            36.8%        $4,057,265
 2012 ..............         34         105,407         26.6        251,574            63.4%        $3,185,540
 2013 ..............          4           7,664          1.9        259,238            65.3%        $  223,412
 2014 ..............          5          19,349          4.9        278,587            70.2%        $  465,190
 2017 ..............          2          19,921          5.0        298,508            75.2%        $  237,458
 2022 ..............          1          64,677         16.3        363,185            91.5%        $1,131,848
 Vacant ............                     33,655          8.5        396,840           100.0%        $1,163,816
                            ---         -------        -----
 TOTAL .............        114         396,840        100.0%
----------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------
The Mall at Stonecrest Mortgaged Property is 89.2% occupied. The collateral consists of American Multi-Cinema, approximately 140 in-line tenants, a food court, kiosk space and strip space. The collateral improvements contain a gross leasable area of approximately 396,840. The Mall at Stonecrest is also anchored by Dillard's (199,124 square feet), Rich's (160,000 square feet), Parisian
(145,974 square feet), Sears (144,663 square feet) and JC Penney (124,672 square feet, which are tenant-owned and not part of the collateral. The three largest tenants of the Mall at Stonecrest Mortgaged Property, representing 23.7% of the gross leaseable area are:

o    American Multi-Cinema (AMEX: "AEN") (Not Rated by Fitch and Rated "B" by
     S&P) occupies approximately 64,677 square feet (16 screens, 16.3%) under a
     20-year lease expiring on April 30, 2022, with four five-year options to renew. American Multi-Cinema operates modern, megaplex-style, stadium seating theater complexes with locations in most major markets in the
     United States and seven other countries. American Multi-Cinema operates approximately 3,500 screens in 230 locations worldwide. American
     Multi-Cinema was recently purchased by Marquee Holding, a partnership controlled by JP Morgan Chase and Apollo Management. Since American
     Multi-Cinema is a private company, no financial information is available.

o    Borders Group, Inc., (NYSE: "BGP") (Not Rated) operating under the name
     Borders Books & Music, occupies approximately 19,921 square feet (5.0%), under a 15-year lease expiring on January 31, 2017 with five five-year options to renew. Borders Group, Inc. operates book, music and movie superstores, including mall-based bookstores. Borders Group, Inc. operates approximately 482 superstores under the Borders Books & Music name in the
     United States and around the world. Borders Group, Inc. also operates approximately 716 bookstores under the Waldenbooks name in the United
     States and approximately 36 bookstores under the Books etc. name in the
     United Kingdom. As of the fiscal year ended January 25, 2004, Borders
     Group, Inc. reported revenue of approximately $3.7 billion.

o    The Gap (NYSE: "GPS") (Rated "BBB-" by Fitch and S&P) occupies approximately 9,576 square feet (2.4%) under a ten-year lease expiring on
     October 31, 2011 with a five-year option to renew. The Gap, Inc. is global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under a variety of brand names, including The Gap, Banana Republic and Old Navy. The Gap, Inc. operates approximately 3,022 stores located in the United States, Canada, Europe and
     Japan. As of the fiscal year ended January 31, 2004, The Gap, Inc. reported revenue of approximately $15.9 billion.
-------------------------------------------------------------------------------

(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Mall at Stonecrest Mortgage Loan is secured by a first mortgage on The
     Mall at Stonecrest Borrower's ground leasehold interest in a regional mall located in Lithonia, Dekalb County, Georgia.

THE BORROWER:

o    The Mall at Stonecrest Borrower is Stonecrest Mall SPE, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which The Mall at Stonecrest
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Stonecrest Mall, LLC, a Georgia limited liability company. Through a series of intermediate ownership levels, equity ownership of Stonecrest Mall, LLC is eventually held 66.67% by Forest City
     Enterprises, Inc. and 33.33% by The Cadillac Fairview Corporation, both as sponsors of the Mall at Stonecrest Mortgage Loan.

o    Forest City Enterprises, Inc. (NYSE: "FCY") (Not Rated by Fitch and Rated
     "BB+" by S&P) is an owner, developer and manager of a portfolio of real estate properties totaling approximately 18.7 million square feet located in 19 states with total assets of approximately $7.2 billion as of October
     31, 2004. The commercial group unit contains 81 commercial real estate properties, of which 13 are regional malls containing approximately 4.4 million square feet, 29 are retail centers containing approximately 5.5 million square feet, 31 are office buildings containing approximately 8.8 million square feet and eight are hotels containing nearly 3,000 rooms. As of the fiscal year ended January 31, 2004, Forest City Enterprises, Inc.
     reported revenue of approximately $1.0 billion.

o    The Cadillac Fairview Corporation is one of North America's largest investors, owners and managers of commercial real estate. The Cadillac
     Fairview Corporation focuses on retail and office properties located in the
     United States and Canada, and oversees equity investments in real estate companies and international investment funds. With a portfolio valued at approximately $11 billion, The Cadillac Fairview Corporation and its affiliates currently own and manage over 100 retail and office properties.
     The Cadillac Fairview Corporation is wholly owned by the Ontario Teachers'
     Pension Plan Board.

THE PROPERTY:

o    The Mall at Stonecrest Mortgaged Property consists of the two-story in-line portion of the regional mall, plus one anchor building and an in-line building, all built in 2001. The collateral improvements contain a gross leasable area of approximately 396,840 square feet. The mall is anchored by
     Dillard's (199,124 square feet), Rich's (160,000 square feet), Parisian
     (145,974 square feet), Sears (144,663 square feet) and JC Penney (124,672 square feet), all of which are separately owned, non-collateral shadow anchor tenants. The mall contains a total of approximately 1,171,273 square feet and is situated on a total of approximately 28.8 acres of leasehold land. Of the approximately 396,840 square feet of collateral space, there is approximately 64,677 square feet of anchor space occupied by American
     Multi-Cinema, approximately 299,646 square feet of in-line mall space, approximately 7,921 square feet of food court space, approximately 654 square feet of kiosk space and approximately 23,942 square feet of strip space. In-line tenants include Borders Books & Music, The Gap, Forever 21,
     Casual Corner, Victoria's Secret, Charlotte Russe, Sam Goody, American
     Eagle Outfitters, Express and Ann Taylor Loft among others. There are 6,100 surface parking spaces for the entire mall.

o    The Mall at Stonecrest Borrower is generally required at its sole cost and expense to keep The Mall at Stonecrest Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

GROUND LEASE

o    The Mall at Stonecrest Mortgaged Property (land and buildings) is subject to a lease between the fee owner, DeKalb County, Georgia (lessor/landlord), and the borrower, Stonecrest Mall, SPE, LLC (lessee/tenant). The lease dated January 1, 2001 expires on the earliest of: (i) December 14, 2032,
     (ii) the date of payment in full of the improvement bonds is made by borrower or (iii) the exercise of borrower of its option to terminate the term of the lease (which option may be exercised at any time provided that borrower pays to the trustee under an indenture of trust the full outstanding balance of all improvement bonds); with no renewal options.

PROPERTY MANAGEMENT:

o    Forrest City Commercial Management, Inc. manages the subject property.
     Forrest City Commercial Management, Inc., a borrower related entity founded in 1920 and headquartered in Cleveland, Ohio, currently manages 81 commercial real estate properties totaling approximately 18.7 million square feet located in 19 states. The portfolio includes 13 regional malls containing approximately 4.4 million square feet, 29 retail centers containing approximately 5.5 million square feet, 31 office buildings containing approximately 8.8 million square feet and eight hotels containing nearly 3,000 rooms.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             THE MALL AT STONECREST
--------------------------------------------------------------------------------

                      [THE MALL AT STONECREST MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

                        [ZURICH TOWERS PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

ZURICH TOWERS
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:     $81,420,000

 LOAN GROUP:                     1

 FIRST PAYMENT DATE:             January 1, 2005

 TERM/AMORTIZATION:              60/0

 INTEREST ONLY PERIOD:           60

 ANTICIPATED REPAYMENT DATE:     December 1, 2009(1)

 EXPECTED ARD BALANCE:           $81,420,000

 BORROWING ENTITY:               Inland Western
                                 Schaumburg American
                                 Lane, L.L.C.

 INTEREST CALCULATION:           30/360

 CALL PROTECTION:                Lockout: 35 payments
                                 GRTR 1% PPMT or Yield
                                 Maintenance: 23 payments
                                 Open: 2 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        No/No

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:        Springing(2)

   REPLACEMENT RESERVE:          Springing(3)

 LOCKBOX:                        Springing Hard(4)
--------------------------------------------------------------------------------
(1)  The final maturity date is December 1, 2034.

(2)  Tax/Insurance reserves spring in the event that the borrower fails to provide evidence of payment.

(3)  Replacement reserves spring (i) upon event of default, (ii) if the borrower fails to maintain property to lender's satisfaction, (iii) if the anchor tenant fails to maintain the property as pursuant to the anchor tenant lease, or (iv) if the borrower fails to make immediate required repairs within 6 months of the loan closing.

(4)  Lockbox springs hard in case of (i) an event of default, (ii) bankruptcy of the borrower, manager, or anchor tenant, (iii) the DSCR less than 1.25x based on the preceding six months annualized, or (iv) failure to repay the loan on or before the anticipated repayment date.

--------------------------------------------------------------------------------
           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:            $81,420,000

 CUT-OFF DATE LTV:                58.6%

 ARD LTV:                         58.6%

 UNDERWRITTEN DSCR(1):            2.52x

 MORTGAGE RATE:                   4.247%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                   Office

 PROPERTY SUB TYPE:               Suburban

 LOCATION:                        Schaumburg, IL

 YEAR BUILT/RENOVATED:            1986/2004

 NET RENTABLE SQUARE FEET:        807,624

 CUT-OFF BALANCE PER SF:          $101

 OCCUPANCY AS OF 02/28/05:        100.0%

 OWNERSHIP INTEREST:              Fee

 PROPERTY MANAGEMENT:             Inland US Management LLC

 U/W NET CASH FLOW:               $8,706,187

 APPRAISED VALUE:                 $139,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                   UNDERWRITTEN
                                                                 ---------------
 Effective Gross Income ........................................    $8,883,864
 Total Expenses. ...............................................    $  177,677
 Net Operating Income (NOI) ....................................    $8,706,187
 Cash Flow (CF) ................................................    $8,706,187
 DSCR on NOI ...................................................          2.52x
 DSCR on CF ....................................................          2.52x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                             RATINGS      TOTAL       % OF                 POTENTIAL    % OF POTENTIAL         LEASE
TOP TENANTS                 FITCH/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT            EXPIRATION
-------------------------- ----------- ----------- ---------- ---------- ------------- ---------------- -------------------

 Zurich American Insurance
   Company ...............     A/A+    807,624        100.0%   $ 11.00    $8,883,864         100.0%          11/30/2016(2)
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)  The lease expiration date is after the anticipated repayment date but prior to the final maturity date. There are five 5-year renewal options.

---------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2016 ..............         1          807,624        100.0%      807,624           100.0%        $8,883,864
                             -          -------        ------      -------           ------        ----------

 TOTAL .............         1          807,624        100.0%
---------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Zurich Towers Mortgaged Property is 100% leased to Zurich American Insurance
Company.

o    Zurich American Insurance Company (Rated "A" by Fitch and "A+" by S&P)
     occupies the property under a 12-year, bondable lease expiring on November
     30, 2016, with five 5-year renewal options. Zurich Financial Services is an insurance-based financial services provider with a global network that is headquartered in Zurich, Switzerland. Founded in 1872, through its offices in more than 50 countries, and 62,000 employees, Zurich serves clients in more than 120 countries. In North America, Zurich is a leading commercial property-casualty insurance provider serving the global corporate, large corporate, middle market, small business, specialties and programs sectors.
     Based on 2002 gross written premiums, Zurich Financial Services is the 2nd largest general insurer in the United States, the 5th largest general and life insurer in Continental Europe, and the 2nd largest in general corporate business in Continental Europe. Gross underwritten premiums and fees for Zurich in 2004 were $49.3 billion, while net income in 2004 increased by 29% to $2.587 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Zurich Towers Mortgage Loan is secured by a first mortgage on a two,
     20-story, Class A office buildings located in Schaumburg, Illinois, a suburb of Chicago.

o    The loan is structured as an interest-only loan with hyper-amortization if the loan is not repaid by the anticipated repayment date, December 1, 2009.
     The final maturity date of the loan is December 1, 2034.

THE BORROWER:

o    The Zurich Towers Borrower, Inland Western Schaumburg American Lane,
     L.L.C., a Delaware limited liability company, is a single purpose entity with one independent director. A non-consolidation opinion was delivered at closing. The Zurich Towers Borrower is controlled by Inland Western Retail
     Real Estate Trust, Inc. ("IWRRETI"), a real estate investment trust controlled by The Inland Group. As of December 31, 2004, IWRRETI owns a portfolio of 111 properties, containing an aggregate of approximately
     20,231,000 square feet of gross leasable area. As of December 31, 2004,
     IWRRETI had total stockholder's equity of approximately $1.89 billion. The
     Inland Group is a real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services.
     Currently, The Inland Group employs more than 1,000 people, manages over
     $10 billion in assets, and owns more than 85 million square feet of commercial property.

THE PROPERTY:

o    The Zurich Towers Mortgaged Property consists of the fee simple interest in two, 20-story, Class A office buildings with 807,624 square feet. The
     Zurich Towers Mortgaged Property was built in 1986 and most recently renovated in 2004. The towers currently serve as the headquarters for
     Zurich American Insurance Company, the sole lessee of the Zurich Towers
     Mortgaged Property. The towers offer unobstructed views of the downtown
     Chicago skyline, a nearby 3,700 acre nature preserve and the greater
     Schaumburg area.

o    Built in 1986, the Zurich Towers Mortgaged Property was originally designed as a multi-tenant office building. Currently, approximately 14,984 square feet of space is being sublet and used as retail space and 105,683 square feet of space is being sublet as office space. The Zurich Towers Mortgaged
     Property contains a fitness center, cafeteria, conference/training rooms, and two, 5-level parking structures. In November 2004, the Zurich Towers
     Mortgaged Property was acquired from Zurich American Insurance Company by a subsidiary of Inland Western Retail Real Estate Trust, Inc. The seller then executed a 12-year, bondable lease for the entire Zurich Towers Mortgaged
     Property.

o    The Zurich Towers Mortgaged Property is located directly opposite the
     2.25-million-SF Woodfield Mall, which is a regional mall in northwest suburban Chicago, anchored by JC Penney, Lord & Taylor and Nordstrom.
     Zurich Towers has good access to nearby I-90, I-355 toll road and the I-290 expressway and is one of the tallest, most visible structures in the submarket. Downtown Chicago, which is approximately 25 miles away, is visible from the Zurich Towers Mortgaged Property. Chicago O'Hare is approximately 10 miles away.

PROPERTY MANAGEMENT:

o    The Zurich Towers Mortgaged Property is managed by Inland US Management
     LLC, an affiliate of The Inland Group.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ZURICH TOWERS
--------------------------------------------------------------------------------

                           [ZURICH TOWERS MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

                 [INDIAN RIVER MALL & COMMONS PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $75,000,000

 LOAN GROUP:                     1

 FIRST PAYMENT DATE:             December 1, 2004

 TERM/AMORTIZATION:              120/360

 INTEREST ONLY PERIOD:           60

 MATURITY DATE:                  November 1, 2014

 EXPECTED MATURITY BALANCE:      $69,487,038

 BORROWING ENTITY:               Indian River Mall, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance:
                                 113 payments
                                 Open: 7 payments

 ONGOING RESERVES:

   REPLACEMENT RESERVE:          Springing(1)

   TAX/INSURANCE:                Springing(2)

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
(1)  After the occurence of an NOI Trigger Event, $5,251 per month will be collected up to total deposits of $31,506. Borrower will not be required to make deposits unless the amount in the reserve is less than $31,506.

(2)  Tax/Insurance reserve springs based on an NOI Trigger Event as defined in the loan documents.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $75,000,000

 CUT-OFF DATE LTV:               79.2%

 MATURITY DATE LTV:              73.4%

 UNDERWRITTEN DSCR(1):           1.30x

 MORTGAGE RATE:                  5.214%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                   Retail

 PROPERTY SUB TYPE:               Anchored

 LOCATION:                        Vero Beach, FL

 YEAR BUILT/RENOVATED:            1996

 NET RENTABLE SQUARE FEET:        434,577

 CUT-OFF BALANCE PER SF:          $173

 OCCUPANCY AS OF 01/10/05:        87.4%

 OWNERSHIP INTEREST:              Fee/Leasehold

 PROPERTY MANAGEMENT:             Simon Management Associates, LLC

 U/W NET CASH FLOW:               $ 6,440,566

 APPRAISED VALUE:                 $94,700,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                             ANNUALIZED
                                                             MOST RECENT         FULL YEAR
                                         UNDERWRITTEN        (11/30/04)         (12/31/03)
                                       ----------------   ----------------   ----------------

 Effective Gross Income ............      $11,409,470        $11,249,786        $11,580,306
 Total Expenses ....................      $ 4,641,257        $ 4,866,523        $ 4,580,071
 Net Operating Income (NOI .........      $ 6,768,213        $ 6,383,263        $ 7,000,235
 Cash Flow (CF) ....................      $ 6,440,566        $ 6,383,263        $ 7,000,235
 DSCR on NOI .......................             1.37x              1.29x              1.41x
 DSCR on CF ........................             1.30x              1.29x              1.41x
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------
                                     RATINGS        TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS                         FITCH/S&P     TENANT SF   TOTAL SF   RENT PSF       RENT           RENT        EXPIRATION
-------------------------------- --------------- ----------- ---------- ---------- ------------- ---------------- -----------

 American Multi-Cinema .........   Not Rated/B      71,665       16.5%   $ 16.00    $1,146,640          14.5%     03/31/2017
 Ross Dress for Less ...........  Not Rated/BBB     30,187        6.9    $  6.25       188,669           2.4%     01/31/2012
 Best Buy ......................     BBB/BBB        29,175        6.7    $  6.50       189,638           2.4%     01/31/2014
 Michael's .....................  Not Rated/BB+     23,406        5.4%   $  9.50       222,357           2.8%     02/28/2013
                                                   -------       ----               ----------          ----
                                                   154,433       35.5%              $1,747,304          22.1%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

------------------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------
                      NUMBER OF LEASES                 % OF TOTAL   CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION       EXPIRING(2)     EXPIRING SF       SF        TOTAL SF     OF TOTAL SF     EXPIRING
-------------------- ------------------ ------------- ------------ ------------ -------------- -------------

 2005 ..............          5              4,628          1.1%        4,628          1.1%     $  193,794
 2006 ..............         31             66,006         15.2        70,634         16.3%     $1,723,502
 2007 ..............         11             44,851         10.3       115,485         26.6%     $  775,198
 2008 ..............          6             12,142          2.8       127,627         29.4%     $  255,396
 2009 ..............         14             26,681          6.1       154,308         35.5%     $  657,085
 2010 ..............          2                900          0.2       155,208         35.7%     $   72,000
 2011 ..............          2              1,850          0.4       157,058         36.1%     $  125,200
 2012 ..............          4             53,814         12.4       210,872         48.5%     $  635,841
 2013 ..............          5             58,129         13.4       269,001         61.9%     $  629,877
 2014 ..............          3             38,529          8.9       307,530         70.8%     $  330,613
 2017 ..............          3             72,415         16.7       379,945         87.4%     $1,251,640
 Vacant ............                        54,632         12.6       434,577        100.0%     $1,248,202
                             --             ------        -----
 Total .............         86            434,577        100.0%
------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)

The Indian River Mall & Commons Mortgaged Property is approximately 87.4%
occupied. The collateral consists of an approximately 302,456 gross leasable square foot portion of the single story approximately 748,008 gross leasable square foot enclosed regional mall and an approximately 132,121 gross leasable square foot portion of the adjacent approximately 260,868 gross leasable square feet power center. The Indian River Mall & Commons Mortgaged Property is
anchored by American Multi-Cinema, Ross Dress for Less, Best Buy, Michael's and
Bed Bath & Beyond. Collateral in-line tenants occupy approximately 203,669 gross leasable square feet of approximately 258,301 gross leasable square feet of available space with the remainder currently vacant. The Indian River Mall &
Commons is also anchored by Sears (130,151 square feet), Dillard's (129,601 square feet), Lowe's (128,747 square feet), Burdines-Macy's (104,715 square feet) and JC Penny (81,085 square feet), which are tenant owned and not part of the collateral. The four largest tenants of the Indian River Mall & Commons
Mortgaged Property, representing 35.5% of the gross leasable area, are:

o    American Multi-Cinema (AMEX: "AEN") (Not Rated by Fitch and Rated "B" by
     S&P) occupies approximately 71,665 square feet (24, screens, 16.5%) under a lease expiring on March 31, 2017. American Multi-Cinema are modern, megaplex-style, stadium seating theater complexes, with locations in most major markets in the United States and seven other countries. American
     Multi-Cinema operates more than 3,500 screens in 230 locations worldwide.
     American Multi-Cinema was recently purchased by Marquee Holding, a partnership controlled by affiliates of JP Morgan Chase and Apollo
     Management.

o    Ross Dress for Less (NASDAQ: "ROST") (Not Rated by Fitch and Rated "BBB" by
     S&P) occupies approximately 30,187 square feet (6.9%) on a lease expiring on January 31, 2012. Ross Dress for Less offers name brand apparel and apparel-related merchandise for the entire family. As of January 29, 2005, there were 639 Ross stores, compared with 568 Ross locations at the end of the same period last year. For the fiscal year ending January 29, 2005, net earnings totaled $168.5 million on sales of $4.24 billion.

o    Best Buy (NYSE: "BBY") (Rated "BBB" by Fitch and S&P) occupies approximately 29,175 square feet (6.7%) on a lease expiring on January 31,
     2014. Best Buy, Inc. sells consumer electronics, home-office products, entertainment software, appliances and related services. Best Buy Co., Inc.
     operates more than 830 retail stores across the United States and Canada, compared with 757 retail stores for the same period last year. For the fiscal year ending February 26, 2005, revenue rose 10% to $9.2 billion, compared with $8.4 billion for the previous period.

o    Michael's Stores, Inc. (NYSE: "MIK") (Not Rated by Fitch and Rated "BB+" by
     S&P) occupies approximately 23,406 square feet (5.4%) on a ten-year lease expiring on February 28, 2013. As of March 2, 2005, Michael's Stores, Inc.
     owns and operates 845 Michael's stores in 48 states and Canada. Net income for the fiscal year 2004 was, $209.8 million, an 18% increase compared to last year's net income of $177.8 million. Total sales for 2004 were $3.39 billion, a 10% increase over last year's $3.09 billion.
--------------------------------------------------------------------------------

(1)  See footnote to preceding tenant information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Indian River Mall & Commons Mortgage Loan is secured by a first fee and leasehold mortgage on a 302,456 square foot portion of the single story
     748,008 square foot enclosed regional mall and a 132,121 square foot portion of the adjacent 260,868 square foot power center located in Vero
     Beach, Florida.

THE BORROWER:

o    The Indian River Mall & Commons Borrower, the owner of a leasehold interest in the Indian River Mall & Commons, is Indian River Mall, LLC, a Delaware
     limited liability company and single purpose, bankruptcy-remote entity with at least two independent managers for which a non-consolidation opinion has been provided. Equity interest in the Indian River Mall & Commons Borrower is held 100% by its sole member and fee owner of the Indian River Mall &
     Commons, IR Mall Associates, Ltd., a Florida limited partnership and a joint venture between Simon Property Group, L.P. and The Western and
     Southwestern Life Insurance Groups. Simon Property Group, Inc. is the
     sponsor.

o    Simon Property Group, Inc. ("SPG") (Rated "BBB" by Fitch and "BBB+" by S&P)
     is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $35 billion as of
     October 31, 2004. The real estate investment trust is engaged in the ownership, development and management of primarily regional malls, Premium
     Outlet centers and community shopping centers. SPG owns 52 regional malls in the United States. Through its subsidiary partnerships, SPG owns or has an interest in 299 properties in North America containing an aggregate of approximately 204 million square feet of gross leasable area in 39 states plus Canada and Puerto Rico. SPG also holds interests in 49 European shopping centers in France, Italy, Poland and Portugal and four outlet centers in Japan. As of September 30, 2004, SPG had total assets of approximately $16.2 billion and shareholders equity of approximately $3.2 billion.

THE PROPERTY:

o    The Indian River Mall & Commons Mortgaged Property consists of the fee simple and leasehold interest in a 302,456 square foot portion of the single story 748,008 square foot enclosed regional mall and a 132,121 square foot portion of the adjacent 260,868 square foot power center. Built in 1996 on approximately 118.38 acres, there are approximately 4,796 surface parking spaces.

o    The Indian River Mall & Commons Borrower, at its sole cost and expense, is required to keep the Indian River Mall & Commons Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Indian River Mall & Commons
     Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

GROUND LEASE

o    The Indian River Mall & Commons Mortgaged Property (land and buildings) is subject to a 46-year lease between related parties: the fee owner, IR Mall
     Associates, Ltd. (lessor/landlord), and the Borrower, Indian River Mall,
     LLC (lessee/tenant). The triple-net lease commenced on October 20, 2004 and expires December 31, 2050 with no renewal options. The fee owner and landlord, IR Mall Associates, Ltd., executed the mortgage on a non-recourse basis for the purpose of submitting its interest to the lien of the mortgage.

PROPERTY MANAGEMENT:

o    The property manager is Simon Management Associates, LLC, an affiliate of the sponsor. Simon Management Associates, LLC has experience in managing and leasing with 72 properties in North America.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RELEASE OR SUBSTITUTION OF PROPERTY:

o    The Indian River Mall & Commons Borrower is permitted on a one-time basis to substitute another retail property for the Indian River Mall & Commons
     Mortgaged Property provided certain conditions are satisfied, including that the substitute property has an appraised value not less than 110% of the fair market value of the released property (as of the related closing date or immediately before the substitution, whichever is greater), that net operating income for the substitute property is greater than 115% of the net operating income of the released property (for the four immediately preceding calendar quarters), and delivery of rating agency confirmations.
     The Indian River Mall & Commons Borrower is also permitted to release non-income generating portions of the Indian River Mall & Commons Mortgaged
     Property without the mortgagee's consent to governmental agencies and third parties or to grant easements to such non-income producing property.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           INDIAN RIVER MALL & COMMONS
--------------------------------------------------------------------------------

                    [INDIAN RIVER MALL & COMMONS MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

                     [WESTERN ASSET PLAZA PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

WESTERN ASSET PLAZA
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER                         Barclays

 ORIGINAL PRINCIPAL BALANCE:         $75,000,000

 LOAN GROUP:                         1

 FIRST PAYMENT DATE:                 February 1, 2005

 TERM/AMORTIZATION:                  60/0

 INTEREST ONLY PERIOD:               60

 MATURITY DATE:                      January 1, 2010

 EXPECTED MATURITY BALANCE:          $75,000,000

 BORROWING ENTITY:                   Maguire Partners - WAP, LLC

 INTEREST CALCULATION:               Actual/360

 CALL PROTECTION:                    Lockout/defeasance:
                                     56 payments
                                     Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:            No/Yes

   IMMEDIATE REPAIR RESERVE:         Springing(1)

   RENT SUBSIDY RESERVE:             $1,558,264(2)

   TI/LC RESERVE:                    $3,893,300

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:            Yes/Yes

 LOCKBOX:                            Hard(3)
--------------------------------------------------------------------------------
(1)  If all of the immediate repairs have not been completed within six months of the loan closing date, (i) the borrower will be required to deposit with lender an amount equal to 125% of the cost to complete the repairs as determined by the lender, or (ii) the guarantor will be required to guarantee completion of the immediate repairs within one year of the loan closing date. The property condition report identified immediate repairs totaling $75,000.

(2)  A $1,558,264 rent subsidy reserve account was established on the loan closing date, which amounts are available to cover rent payments due during the rent abatement periods for the following tenants: Western Asset
     Management, which is in occupancy, and paying rent on 75.4% of its NRA and will begin to pay rent on its remaining space in August 2005, Alexandria
     Real Estate Equities, which has a rent commencement date of September 2005 and Wachovia, which is in occupancy, has a rent commencement date of April
     2005.

(3)  Excess cash flow from the Western Asset Plaza property is released to the mezzanine lender unless a "trigger event" occurs and a cash trap is triggered. A "trigger event" occurs if the cash flow for available debt service for the prior 6 months is less than $5,500,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                    $75,000,000

 CUT-OFF DATE LTV:                        67.0%

 MATURITY DATE LTV:                       67.0%

 UNDERWRITTEN DSCR(1):                    1.53x

 MORTGAGE RATE:                           5.160%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                           Office

 PROPERTY SUB TYPE:                       Suburban

 LOCATION:                                Pasadena, CA

 YEAR BUILT/RENOVATED:                    2003

 NET RENTABLE SQUARE FEET:                256,703

 CUT-OFF BALANCE PER SF:                  $292

 OCCUPANCY AS OF 10/31/04:                91.2%

 OWNERSHIP INTEREST:                      Fee

 PROPERTY MANAGEMENT:                     Maguire Properties, LP

 U/W NET CASH FLOW:                       $6,013,977

 APPRAISED VALUE:                         $112,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                   UNDERWRITTEN
                                                                  --------------

 Effective Gross Income .........................................   $9,863,959
 Total Expenses .................................................   $3,558,137
 Net Operating Income (NOI) .....................................   $6,305,822
 Cash Flow (CF) .................................................   $6,013,977
 DSCR on NOI ....................................................         1.61x
 DSCR on CF .....................................................         1.53x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
--------------------------------------------------------------------------------------------------------------------------------
                                        RATINGS        TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS(2)                         FITCH/S&P     TENANT SF   TOTAL SF   RENT PSF       RENT           RENT        EXPIRATION
---------------------------------- ---------------- ----------- ---------- ---------- ------------- ---------------- -----------

 Western Asset Management ........  Not Rated/BBB+    172,775       67.3%  $ 25.75     $4,448,533          67.9%     04/27/2014
 Alexandria Real Estate Equities..     Not Rated       25,606       10.0%  $ 21.50        550,529           8.4%     11/30/2012
 Saiful Bouquet, Inc. ............     Not Rated       14,829        5.8%  $ 21.54        319,417           4.9%     06/30/2009
                                                      -------       ----               ----------          ----
                                                      213,210       83.1%              $5,318,479          81.2%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from the AUP except for Ratings (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF,
     Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)  See Footnote 2 in Mortgage Loan Information above.

------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------
                           # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION(1)      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------------------------------------------------------------------------------------------------------

 2009 .................          1          14,829          5.8         14,829            5.8%        $  319,441
 2010 .................          3          14,595          5.7         29,424           11.5%        $  321,530
 2012 .................          1          25,606         10.0         55,030           21.4%        $  550,529
 2013 .................          1           5,537          2.2         60,567           23.6%        $  193,795
 2014 .................          5         172,775         67.3        233,342           90.9%        $4,448,533
 Management ...........                        842          0.3        234,184           91.2%
 Vacant ...............          1          22,519          8.8%       256,703          100.0%        $  781,366
                                --         -------        -----
 TOTAL ................         12         256,703        100.0%
------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from the AUP.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------
The Western Asset Plaza Mortgaged Property was 91.2% leased by eight tenants as of October 31, 2004, with investment grade tenants occupying 70.8% of the space.
The three largest tenants of the Western Asset Plaza Mortgaged Property, representing 83.1% of total net rentable area, are:

o    Western Asset Management ("WAM") (Not Rated by Fitch and Rated "BBB+" by
     S&P) occupies 172,775 square feet (67.3%) with a lease expiring on April
     27, 2014. WAM is an institutional fixed income manager with $163 billion in assets under management and over 400 employees worldwide. WAM is an autonomous subsidiary of Legg Mason (NYSE: "LM") (Rated "BBB+" by S&P), a
     Baltimore-based holding company that is principally engaged in providing asset management, securities brokerage, investment banking and other related financial services to individuals, institutions, corporations, governments, and government agencies. With aggregate assets under management of approximately $360 billion as of December 30, 2004, Legg
     Mason is one of the largest asset management companies in the world.
     Revenue for the quarter ended September 30, 2004 was $585.5 million, up from $472.7 million for the quarter ended September 2003. As of March 18,
     2005, Legg Mason had a market capitalization of $8.91 billion.

o    Alexandria Real Estate Equities (NYSE: "ARE") (Not Rated) occupies 25,606 square feet (10.0%) with a lease expiring on November 30, 2012. ARE is a real estate investment trust that owns and manages approximately 90 office and laboratory properties occupied by biotech and pharmaceutical companies, research institutions, government agencies, and other businesses. ARE owns approximately 6 million square feet of rentable space in North Carolina,
     San Diego, San Francisco, Seattle, suburban Washington, DC, and in metropolitan areas of Massachusetts, New Jersey, Pennsylvania, and other states. ARE's revenue for the quarter ended June 2004 was $43.5 million, up from $40.1 million for the quarter ended June 2003. As of the quarter ended
     June 2004, total assets were $1,379.7 million. As of March 18, 2005, ARE had a market capitalization of $1.3 billion.

o    Saiful Bouquet Inc. (Not Rated) occupies 14,829 square feet (5.8%) with a lease expiring on June 30, 2009. Saiful Bouquet Inc. is a structural engineering firm, founded in 1997 by Saiful Islam, S.E., Ph.D. and Tom
     Bouquet, S.E. With a staff of over 40, Saiful Bouquet Inc. has 25 engineers, including four Ph.D.'s in Structural Engineering. Saiful Bouquet
     Inc. has been awarded multiple design excellence awards, including the
     Structural Engineers Association of Southern California's Most Outstanding
     Design Award.

-------------------------------------------------------------------------------
(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Western Asset Plaza Mortgage Loan is secured by a first mortgage on a five-story, 256,703 square foot office building located in downtown
     Pasadena, California.

THE BORROWER:

o    The Western Asset Plaza Borrower, Maguire Partners-WAP, LLC, a Delaware
     limited liability company, is a single-purpose, bankruptcy-remote entity with two independent directors, with respect to which a non-consolidation opinion has been provided. Robert F. Maguire III, the borrower principal, is an experienced borrower, real estate developer and operator. Maguire owns and controls numerous office and mixed use developments in Southern
     California, and has been involved in real estate investment and development in the area for over 40 years.

THE PROPERTY:

o    The Western Asset Plaza Mortgaged Property consists of a five-story central business district office building totaling 256,703 square feet. The property was built in 2003 and is situated on approximately 2.36 acres. The
     Western Asset Plaza Mortgaged Property is comprised of office and retail
     (90.5% office/9.5% retail) which includes ground level retail, a branch bank space, four floors of office space, and a subterranean 3-level parking garage that includes 773 underground parking spaces (3 spaces per 1,000 square feet).

o    The Western Asset Plaza Mortgaged Property was 91.2% leased as of October
     31, 2004, with investment grade tenants occupying 70.8% of the space. The three largest tenants, representing 83.1% of the total net rentable area, are Western Asset Management, Alexandria Real Estate Equities, and Saiful
     Bouquet, Inc. Other tenants include Wachovia, Norton Simon, Vantis Capital, and Bank of America.

o    The Western Asset Plaza Mortgaged Property serves as the headquarters for
     Western Asset Management Company, a wholly owned subsidiary of Legg Mason.
     WAM occupies 67.3% of the total net rentable area and is on a long term lease through 2014. Legg Mason (NYSE: "LM") (Not Rated by Fitch and Rated
     "BBB+" by S&P), the parent company of Western Asset Management, guarantees the lease.

o    The Western Asset Plaza Borrower is generally required at its sole cost and expense to keep the Western Asset Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Western Asset Plaza Mortgaged Property is managed by Maguire
     Properties, L.P., which is a related entity to Maguire Properties, Inc., an
     L.A.-based nationally traded real estate investment trust. Maguire
     Properties, Inc. is the largest owner and operator of Class A office properties in the Los Angeles central business district and is primarily focused on owning and operating high quality office properties in Southern
     California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Western Asset Plaza Borrower's 100% owner, Maguire Partners-WAP Equity,
     LLC, a Delaware limited liability company (the "Mezzanine Borrower"), is a single-purpose, bankruptcy-remote entity. The Mezzanine Borrower's ownership interest in the Western Asset Plaza Borrower secures a
     $14,500,000 mezzanine loan (the "Mezzanine Loan"), comprised of an
     $11,500,000 Note and a $3,000,000 Note, both governed by one mezzanine loan agreement and each held outside the trust. The relationship between the
     Western Asset Plaza Mortgage Loan and the Mezzanine Loan is governed by an intercreditor agreement. The indebtedness evidenced by the $11,500,000 Note has been advanced to the Mezzanine Borrower.

o    Under the mezzanine loan agreement, the indebtedness evidenced by the
     $3,000,000 will be advanced to the Mezzanine Borrower and used to reimburse the Western Asset Plaza Borrower for tenant improvements and leasing commissions required under new leases for space that as of the loan closing date were vacant. Permitted additional debt is subject to (i) no event of default, (ii) the amount requested shall not exceed $100 per square foot for retail space and $60 per square foot for office space, and (iii) the related lease shall have an effective annual rental rate of at least $37.50 per square foot for retail space and $24 per square foot for office space.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               WESTERN ASSET PLAZA
--------------------------------------------------------------------------------

                        [WESTERN ASSET PLAZA MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

         [RESIDENCE INN SPRINGFIELD             [COURTYARD BY MARRIOTT
               PICTURE OMITTED]                    PICTURE OMITTED]

          Residence Inn Springfield              Courtyard by Marriott

       [RENAISSANCE HOTEL RICHARDSON               [EMBASSY SUITES
               PICTURE OMITTED]                    PICTURE OMITTED]

        Renaissance Hotel Richardson                Embassy Suites

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Barclays

 ORIGINAL PRINCIPAL BALANCE:     $73,500,000

 LOAN GROUP:                     1

 FIRST PAYMENT DATE:             April 1, 2005

 TERM/AMORTIZATION:              84/300

 INTEREST ONLY PERIOD:           0

 MATURITY DATE:                  March 1, 2012

 EXPECTED MATURITY BALANCE:      $62,453,843

 BORROWING ENTITY:               Richardson Hammons, LP

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout: 25 payments
                                 GRTR 1% PPMT or Yield
                                 Maintenance: 57
                                 payments
                                 Open: 2 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes/Yes

   DEBT SERVICE RESERVE:         $ 451,354

   PIP RESERVE:                  Springing(1)

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:        Yes/Springing(2)

   REPLACEMENT RESERVE:          $ 108,593(3)

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
(1)  If the franchisor of a property in the JQH Hotel Portfolio notifies the borrower and property manager that a property improvement program is required at such property, then the borrower will be required to deposit into the PIP Reserve an amount determined by lender to be sufficient to comply with such program.

(2)  The loan documents require the borrower to make monthly deposits into the insurance reserve account (i) upon an Event of Default (as defined in the loan documents), (ii) if the DSCR falls below the DSCR as of loan closing date, (iii) if borrower fails to present evidence that all insurance requirements have been met and all premiums have been paid or (iv) if borrower fails to maintain a balance in the insurance escrow account equal to three months of insurance premiums.

(3)  The loan documents require the borrower to deposit monthly replacement reserves in an amount equal to 4% of the operating income for the prior calendar year. The monthly reserve amount for the first 12 months of the loan term is $108,593.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:              $73,396,750

 CUT-OFF DATE LTV:                  67.6%

 MATURITY DATE LTV:                 57.6%

 UNDERWRITTEN DSCR(1):              1.44x

 MORTGAGE RATE:                     5.500%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                     Hotel

 PROPERTY SUB TYPE:                 Various

 LOCATION:                          Various

 YEAR BUILT/RENOVATED:              Various

 SIZE (ROOMS):                      864

 CUT-OFF BALANCE PER ROOM:          $84,950

 OCCUPANCY AS OF 12/31/04:          70.2%

 OWNERSHIP INTEREST:                Fee

 PROPERTY MANAGEMENT:               John Q. Hammons Hotels, L.P.

 U/W NET CASH FLOW:                 $7,783,282

 APPRAISED VALUE:                   $108,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         OPERATIONAL STATISTICS -- EMBASSY SUITES(1)
------------------------------------------------------------------------------------------------
                                           2002           2003           2004            U/W
                                       ------------   ------------   ------------   ------------

 Average Daily Rate (ADR) ..........      $104.65        $107.09       $111.67        $111.67
 Occupancy .........................         64.7%          66.4%         70.7%          70.7%
 RevPAR ............................      $ 67.74        $ 71.14       $ 78.90        $ 78.89
 Penetration Rate ..................                       131.4%        133.3%
------------------------------------------------------------------------------------------------

(1)  Based on the AUP and the appraisal.

------------------------------------------------------------------------------------------------
                    OPERATIONAL STATISTICS -- RENAISSANCE HOTEL RICHARDSON(1)
------------------------------------------------------------------------------------------------
                                           2002           2003           2004            U/W
                                       ------------   ------------   ------------   ------------

 Average Daily Rate (ADR) ..........      $103.31        $102.73        $105.33        $105.33
 Occupancy .........................         55.4%          60.9%          64.0%          64.0%
 RevPAR ............................      $ 57.18        $ 62.53        $ 67.43        $ 67.43
 Penetration Rate ..................                       139.9%         145.5%
------------------------------------------------------------------------------------------------

(1)  Based on the AUP and the appraisal.

--------------------------------------------------------------------------------------------
                   OPERATIONAL STATISTICS -- COURTYARD BY MARRIOTT(1)
--------------------------------------------------------------------------------------------
                                           2002          2003          2004          U/W
                                       -----------   -----------   -----------   -----------

 Average Daily Rate (ADR) ..........      $87.15        $91.52        $95.07       $95.07
 Occupancy .........................        69.0%         68.6%         69.5%        69.5%
 RevPAR ............................      $60.12        $62.74        $66.11       $66.07
 Penetration Rate ..................                     122.3%        120.5%
--------------------------------------------------------------------------------------------

(1)  Based on the AUP and the appraisal.

--------------------------------------------------------------------------------------------
                  OPERATIONAL STATISTICS -- RESIDENCE INN SPRINGFIELD(1)
--------------------------------------------------------------------------------------------
                                           2002          2003          2004          U/W
                                       -----------   -----------   -----------   -----------

 Average Daily Rate (ADR) ..........      $86.71        $88.55        $90.03       $90.03
 Occupancy .........................        68.4%         76.6%        82.8%         82.8%
 RevPAR ............................      $59.30        $67.83       $74.53        $74.50
 Penetration Rate ..................                     146.7%       148.4%
--------------------------------------------------------------------------------------------

(1)  Based on the AUP and the appraisal.

--------------------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO PROPERTIES
--------------------------------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE
                                                                            ALLOCATED      YEAR BUILT/
PROPERTY NAME                             PROPERTY LOCATION     ROOMS        BALANCE        RENOVATED            BORROWER
---------------------------------------   -------------------   -------   -------------   ------------   -----------------------

 Embassy Suites .......................   Franklin, TN          250        $27,058,710       2001/NA     Richardson Hammons, LP
 Renaissance Hotel Richardson .........   Richardson, TX        336        $22,323,435       2001/NA     Richardson Hammons, LP
 Courtyard by Marriott ................   Springfield, MO       142        $12,514,653       2000/NA     Richardson Hammons, LP
 Residence Inn Springfield ............   Springfield, MO       136        $11,499,952       2001/NA     Richardson Hammons, LP
--------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The JQH Hotel Portfolio Mortgage Loan is secured by a first mortgage on the following hotel properties: (i) the Embassy Suites located in Franklin,
     Tennessee, (ii) the Renaissance Hotel Richardson located in Richardson,
     Texas, (iii) the Courtyard by Marriott located in Springfield, Missouri, and (iv) the Residence Inn Springfield located in Springfield, Missouri
     (collectively, the "JQH Hotel Portfolio Mortgaged Properties").

THE BORROWER:

o    The JQH Hotel Portfolio Borrower is Richardson Hammons, LP, a Delaware
     limited partnership and single purpose, bankruptcy remote entity, with respect to which a non-consolidation opinion has been provided. Equity ownership in the JQH Hotel Portfolio Borrower is held by Hammons of
     Richardson, LLC (0.5%), a Delaware limited liability company and Hammons of
     Franklin, LLC (99.5%), which is owned (100%) by the John Q. Hammons
     Revocable Trust dated December 28, 1989 as Amended and Restated, which holds ultimate ownership.

THE PROPERTY:

o    The Embassy Suites property is a full-service lodging facility located in the city of Franklin, Tennessee, a southern suburb of Nashville, Tennessee.
     The hotel has 250 suites contained in two nine-story buildings that were built in 2001. Hotel amenities include approximately 15,000 square feet of banquet and meeting space, a staffed business center with wireless high speed internet access, indoor heated pool and whirlpool, sauna, game room, and gift shop. In addition, the Embassy Suites property includes the
     Athletic Club Bar and Grill and the Atrium Lounge. The Athletic Club serves as the restaurant for the hotel and seats 125 people.

o    The Renaissance Hotel Richardson property is located in Richardson, Texas, a northern suburb of Dallas. The full service hotel has 336 guestrooms
     (including 42 suites) and opened in May 2001. The hotel is designed with a garden atrium style setting in a 12-story, 325,881 square foot building located on a 3.0 acre parcel of land. Hotel amenities include an indoor pool, a whirlpool, a fitness center, and a gift shop. The Renaissance Hotel
     Richardson has one full service restaurant (Maestro's Restaurant) and one coffee bar (Take Five Lounge). Meeting and banquet facilities include three different ballrooms and three meeting rooms that total 19,420 square feet.

o    The Courtyard by Marriott property contains 142 guestrooms in a 3-story
     27,540 square foot building that opened in April 2000. Situated on a 7.0 acre parcel of land, the hotel is located just 2.7 miles from
     Springfield/Branson Regional Airport. Hotel amenities include a Courtyard
     Cafe and lobby bar, an indoor pool and whirlpool, an exercise room, a business center, complimentary airport/hotel shuttle service, 317 outdoor parking spaces, and 2,242 square feet of meeting space contained in five separate meeting rooms.

o    The Residence Inn Springfield property, located in southern Springfield,
     Missouri, contains 136 suites in two 3-story buildings containing 116,920 square feet. Constructed in 2001, the Renaissance Inn Springfield property features two central buildings, two elevators, 174 parking spaces, and is situated on 3.54 acres of land. Hotel amenities include an outdoor pool, indoor and outdoor whirlpools, an exercise room, and outdoor sport courts.
     Meeting space is provided in five rooms located off the lobby totaling
     2,220 square feet.

o    The JQH Hotel Portfolio Borrower is generally required at its sole cost and expense to keep the JQH Hotel Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    John Q. Hammons Hotels, L.P., an affiliate of the JQH Hotel Portfolio
     Borrower, manages each of the four hotel properties. Headquartered in
     Springfield, Missouri, John Q. Hammons Hotels, L.P. manages 60 hotels in 22 states with a total of approximately 1.8 million square feet of meeting and convention space. John Q. Hammons Hotels, L.P. provides day-to-day hotel management functions including management and development services to the four hotel properties.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    A $9,500,000 mezzanine loan from Madison Capital Company, LLC to Hammons of
     Franklin, LLC, the holder of direct and indirect interests in the JQH Hotel
     Portfolio Borrower, is secured by its interest in Hammons of Richardson,
     LLC, the general partner of the JQH Hotel Portfolio Borrower, as well as its limited partnership interests in the JQH Hotel Portfolio Borrower. The relationship between the JQH Hotel Portfolio Mortgage Loan and the mezzanine loan is governed by an intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               JQH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

                       [JQH HOTEL PORTFOLIO MAPS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

                         [UNITED PLAZA PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

UNITED PLAZA
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                           Barclays

 ORIGINAL PRINCIPAL BALANCE:            $70,000,000

 LOAN GROUP:                            1

 FIRST PAYMENT DATE:                    May 1, 2005

 TERM/AMORTIZATION:                     120/360

 INTEREST ONLY PERIOD:                  0

 MATURITY DATE:                         April 1, 2015

 EXPECTED MATURITY BALANCE:             $58,010,322

 BORROWING ENTITY:                      IPC United Plaza Lease, LP

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        116 payments
                                        Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:               No/Yes

   IMMEDIATE REPAIR RESERVE:            $503,688

   RENT RESERVE HOLDBACK RESERVE:       $415,475(1)

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:               Yes/Yes

   REPLACEMENT RESERVE:                 $10,225(2)

   TI/LC RESERVE:                       $76,690(3)

 LOCKBOX:                               Hard
--------------------------------------------------------------------------------
(1)  A $415,475 rent reserve holdback was established on the loan closing date to cover rent payments due during the rent abatement period for Resolute
     Management. The lease has a rent commencement date of November 2005.

(2)  The amount deposited into the replacement reserve is subject to a cap in the amount of $372,809.

(3)  The monthly TI/LC Reserve deposit shall be $76,690 for the first twelve payments and $51,127 for all payments thereafter. The amount deposited into the TI/LC reserve is subject to a cap in the amount of $2,500,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:          $70,000,000

 CUT-OFF DATE LTV:              72.5%

 MATURITY DATE LTV:             60.1%

 UNDERWRITTEN DSCR:(1)          1.39x

 MORTGAGE RATE:                 5.180%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                 Office

 PROPERTY SUB TYPE:             CBD

 LOCATION:                      Philadelphia, PA

 YEAR BUILT/RENOVATED:          1975/2001

 NET RENTABLE SQUARE FEET:      613,513

 CUT-OFF BALANCE PER SF:        $114

 OCCUPANCY AS OF 2/28/05:       99.2%

 OWNERSHIP INTEREST:            Fee

 PROPERTY MANAGEMENT:           IPC Real Estate Management LLC

 U/W NET CASH FLOW:             $ 6,408,425

 APPRAISED VALUE:               $96,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                  UNDERWRITTEN
                                                                ----------------

 Effective Gross Income .....................................      $13,312,446
 Total Expenses .............................................      $ 6,216,151
 Net Operating Income (NOI) .................................      $ 7,096,295
 Cash Flow (CF) .............................................      $ 6,408,425
 DSCR on NOI ................................................             1.54x
 DSCR on CF .................................................             1.39x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                           RATINGS      TOTAL       % OF                 POTENTIAL   % OF POTENTIAL      LEASE
TOP TENANTS                               FITCH/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT         EXPIRATION
---------------------------------------- ----------- ----------- ---------- ---------- ------------ ---------------- ---------------

 Duane Morris, LLP .....................  Not Rated    228,899       37.3%  $ 13.00     $2,975,687         25.9%       08/31/2019(2)
 Int'l Business Machines Corp. (IBM)....   AA--/A+     121,138       19.7   $ 22.72      2,751,714         24.0        01/31/2008(3)
 eResearch Technology, Inc. ............  Not Rated     39,754        6.5   $ 17.97        714,210          6.2        08/30/2008
 Resolute Management ...................  Not Rated     35,230        5.7   $ 20.22        712,242          6.2        03/31/2012(4)
                                                       -------       ----               ----------         ----
                                                       424,841       69.2%              $7,153,853         62.3%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)  2,510 square feet of the Duane Morris, LLP space (0.41% of the net rentable area) expires on July 31, 2005.

(3)  IBM currently occupies one entire floor totaling 29,078 square feet. 31,491 square feet of its space have been subleased to PricewaterhouseCoopers.
     58,156 square feet of its space (9.5% of the net rentable area) expires on
     August 30, 2005. IBM is current on all of its rent payments.

(4)  See Footnote 1 in Mortgage Loan Information above.

---------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............            4        89,744         14.6%        89,744           14.6%        $1,708,977
 2007 ..............            2         4,842          0.8         94,586           15.4%        $  126,849
 2008 ..............            6       108,216         17.6        202,802           33.1%        $2,449,031
 2009 ..............            3        36,572          6.0        239,374           39.0%        $  837,296
 2010 ..............            1        13,415          2.2        252,789           41.2%        $  308,546
 2011 ..............            2        52,893          8.6        305,682           49.8%        $1,348,772
 2012 ..............            5        53,992          8.8        359,674           58.6%        $1,178,222
 2014 ..............            1        22,522          3.7        382,196           62.3%        $  460,115
 2019 ..............            7       226,389         36.9        608,585           99.2%        $2,943,057
 Vacant ............                      4,937          0.8        613,522          100.0%        $  111,083
                               --       -------        -----                                       ----------
 TOTAL .............           34       613,522        100.0%
---------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------

The United Plaza Mortgaged Property is 99.2% leased by 16 office tenants at an average lease rate of $18.67 per square foot. The four largest tenants of the
United Plaza Mortgaged Property, representing 69.2% of the total net rentable area, are:

o    Duane Morris, LLP (Not Rated) occupies 228,899 square feet (37.3%), with leases expiring on August 31, 2019 (226,389 square feet) and July 31, 2005
     (2,510 square feet). Founded in 1904, Duane Morris, LLP is among the 100 largest law firms in the United States. In addition to being a full-service law firm of approximately 550 lawyers, Duane Morris affiliates have approximately 50 professionals engaged in a number of non-legal service businesses. The firm represents clients across the nation and around the world through a combination of 18 offices and a relationship with an international network of independent law firms. Duane Morris reported revenues of $229 million at year-end 2003, representing a growth of 13.9%
     from the previous year.

o    International Business Machines Corp. (NYSE: "IBM") (Rated "AA--" by Fitch
     and "A+" by S&P) leases 121,138 square feet (19.7%), with 62,982 square feet expiring on January 31, 2008 and 58,156 square feet expiring on August
     30, 2005. IBM is an information technology company. The majority of the company's enterprise business, which excludes the company's original equipment manufacturer technology business, occurs in industries that are broadly grouped into six sectors: financial services, public, industrial, distribution, communications, and small and medium business (mainly companies with less than 1,000 employees). IBM had 2004 revenues of $96.3 billion and 2004 net income of $8.43 billion.

o    eResearch Technology, Inc. (NASDAQ: "ERES") (Not Rated) occupies 39,754 square feet (6.5%) with a lease expiring on August 30, 2008. eResearch
     Technology, Inc. is a business-to-business provider of integrated software applications and technology consulting services. The company serves the pharmaceutical, biotechnology, and medical device industries. eResearch offers internet and other solutions designed to streamline the clinical trials process by enabling its customers to automate many parts of a clinical trial. As of year-end 2004, the company had 353 employees with total net revenues of $109.4 million and a net income of $29.7 million.

o    Resolute Management, Inc. (Not Rated) occupies 35,230 square feet (5.7%) at the property with a lease expiring on March 31, 2012. Resolute Management,
     Inc. is responsible for managing asbestos claims in settlement litigations, including processing asbestos claims and payments.

--------------------------------------------------------------------------------

(1)  See foonote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The United Plaza Mortgage Loan is secured by a first mortgage on a
     20-story, 613,513 square foot office building located in the Financial
     District of Center City Philadelphia, Pennsylvania.

THE BORROWER:

o    The United Plaza Borrower, IPC United Plaza Lease, LP, a Delaware limited partnership, is a newly-formed, single-purpose, bankruptcy-remote entity that holds a lessee's interest in the United Plaza Property pursuant to a master lease with the fee owner, 17th Ludlow Property LLC. The general partner of the borrower, IPC United Plaza Management Inc., a Delaware corporation, is a newly-formed single-purpose corporation, which has two independent directors on its board of directors. A non-consolidation opinion has been provided with respect to the United Plaza Borrower and its general partner. The limited partner of the borrower and fee owner of the
     United Plaza Property is 17th Ludlow Property, L.L.C., a Delaware limited liability company. The fee owner has joined the mortgage and subordinated its fee interest to the lien of the mortgage.

o    Pursuant to the master lease, the fee owner transferred to the borrower all of the fee owner's right, title and interest in and to all existing leases affecting any portion of the United Plaza Mortgaged Property. The United
     Plaza Borrower's interest in the master lease is assignable to the lender upon notice to, but without consent of, the fee owner and is further assignable by lender, its successors and assigns without the consent of fee owner. The lender is permitted the opportunity to cure any default by the
     United Plaza Borrower under the master lease. The master lease, including lessor's interest therein, is subject and subordinate to the lien of the mortgage.

o    The holder of an 11% non-managing member interest in the 17th Ludlow
     Property, L.L.C., the fee owner of the United Plaza Mortgaged Property has incurred mezzanine debt in the amount of $884,458 owed to Finance Co. I,
     LLC, ("Finco"), an entity wholly owned by IPC United Plaza, L.P. the holder of an 88.9% non-managing member interest in the fee owner and the owner of
     100% of the 0.1% managing member interest in the fee owner. Such mezzanine debt is secured by a pledge of such 11% member interest in the fee owner.

o    Finco also made an unsecured loan in the amount of $26,370,936 to the fee owner of the United Plaza Mortgaged Property.

o    The sponsor of the borrower is IPC (US) Inc., a Delaware corporation, which indirectly owns and controls a portfolio of 26 office and 6 retail properties throughout the United States containing 7.56 million square feet with over 500 tenants. The sponsor is liable under an indemnity and guaranty agreement for losses and damages arising from certain "bad acts"
     and for the full amount of the loan due to certain other springing recourse events until the first anniversary date of the loan closing date and thereafter up to 10% of the outstanding principal of the loan. IPC (US)
     Inc. is a publicly-traded real estate investment trust listed on the
     Canadian Stock Exchange since December 2001. The United Plaza Borrower is affliated with the borrower under the San Jacinto Tower Loan.

THE PROPERTY:

o    The United Plaza Mortgaged Property consists of a fee simple interest in a
     20-story, 613,513 rentable square foot office building located in the
     Financial District of Center City Philadelphia, Pennsylvania. The United
     Plaza Mortgaged Property was built in 1975 and was most recently renovated in 2001.

o    The United Plaza Mortgaged Property is located on a 1.3 acre parcel and is currently 99.2% leased. The 613,513 square foot building includes ground-floor retail, an underground parking garage containing 90 spaces and a 15,000 square foot landscaped plaza in front of the building's main entrance off Market Street.

o    The United Plaza Mortgaged Property is located in Philadelphia's Center
     City Business District, two blocks from both City Hall and suburban station's SEPTA Regional Rail Lines and within walking distance of the 15th
     Street and 19th Street Rapid Transit line stations.

o    The United Plaza Mortgaged Property serves as the headquarters for Duane
     Morris, LLP. Duane Morris, LLP leases 37.3% of the total net rentable area and is on a long term lease through 2019.

o    The United Plaza Borrower is generally required at its sole cost and expense to keep the United Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    The United Plaza Mortgaged Property is managed by IPC Real Estate
     Management LLC, an affiliate of the United Plaza Borrower. IPC Real Estate
     Management LLC is a subsidiary of IPC (US) Inc., a publicly-traded real estate investment trust listed on the Canadian Stock Exchange since
     December 2001.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    See preceding page under "The Borrower".

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  UNITED PLAZA
--------------------------------------------------------------------------------

                           [UNITED PLAZA MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

                      [LENOX MARKETPLACE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

LENOX MARKETPLACE
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                       Bank of America

 ORIGINAL PRINCIPAL BALANCE:        $56,000,000

 LOAN GROUP:                        1

 FIRST PAYMENT DATE:                January 1, 2005

 TERM/AMORTIZATION:                 120/0

 INTEREST ONLY PERIOD:              120

 MATURITY DATE:                     December 1, 2014

 EXPECTED MATURITY BALANCE:         $56,000,000

 BORROWING ENTITY:                  E&A/I&G Lenox
                                    Marketplace Limited
                                    Partnership

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout: 24 payments
                                    GRTR 1% PPMT or Yield
                                    Maintenance: 4 payments
                                    Yield Maintenance or
                                    Defeasance: 88 payments
                                    Open: 4 payments

 UP-FRONT RESERVES:
   AMERICAN SIGNATURE               $ 418,638(1)
     RESERVE:

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:           Springing(2)

 LOCKBOX:                           Hard
--------------------------------------------------------------------------------
(1)  Reimbursement of tenant improvement obligations pursuant to the American
     Signature tenant lease.

(2)  Tax/Insurance and replacement reserve or reserve funds not required unless there is an event of default or DSCR is less than 1.25x to 1.00x for the immediately trailing 12-month period.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:              $56,000,000

 CUT-OFF DATE LTV:                  67.8%

 MATURITY DATE LTV:                 67.8%

 UNDERWRITTEN DSCR(1):              1.70x

 MORTGAGE RATE:                     5.010%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                     Retail

 PROPERTY SUB TYPE:                 Anchored

 LOCATION:                          Atlanta, GA

 YEAR BUILT/RENOVATED:              1999

 NET RENTABLE SQUARE FEET(1):       266,233

 CUT-OFF BALANCE PER SF:            $210

 OCCUPANCY AS OF 01/12/05:          100.0%

 OWNERSHIP INTEREST:                Fee/Leasehold

 PROPERTY MANAGEMENT:               Edens & Avant Realty, Inc.

 U/W NET CASH FLOW:                 $4,823,198

 APPRAISED VALUE:                   $82,600,000
--------------------------------------------------------------------------------
(1)  Square footage excludes Target store space. Target is a ground lease tenant
     (the building is not part of the mortgaged property although the related land is); such space were included, square footage would total 429,545.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                     FULL YEAR
                                                  UNDERWRITTEN       (12/31/03)
                                                 --------------   --------------

 Effective Gross Income ......................     $7,467,472        $6,276,236
 Total Expenses ..............................     $2,421,854        $2,001,006
 Net Operating Income (NOI) ..................     $5,045,618        $4,280,230
 Cash Flow (CF) ..............................     $4,823,198        $4,280,230
 DSCR on NOI .................................           1.77x             1.50x
 DSCR on CF ..................................           1.70x             1.50x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL         % OF                  POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS                        FITCH/S&P    TENANT SF   TOTAL SF(2)   RENT PSF       RENT           RENT        EXPIRATION
------------------------------- -------------- ----------- ------------- ---------- ------------- ---------------- -----------

 Gaylan's .....................  Not Rated/B+    112,828        42.4%    $ 10.41     $1,174,539          20.8%     12/01/2019
 Filene's Basement ............    Not Rated      49,341        18.5     $ 20.31      1,002,116          17.7      06/01/2018
 American Signature Home ......    Not Rated      37,102        13.9     $ 13.50        500,877           8.9      12/01/2014
 Publix .......................    Not Rated      27,887        10.5     $ 12.50        348,588           6.2      12/01/2019
 Staples ......................     BBB/BBB       22,680         8.5     $ 25.22        571,990          10.1      12/01/2014
 Target (Ground Lease)(2) .....      A+/A+       163,312         N/A        N/A         565,060          10.0      07/01/2019
                                                 -------        ----                 ----------          ----
                                                 413,150        93.8%                $4,163,170          73.7%
------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)  Target is a ground lease tenant (the building is not part of the mortgaged property although the related land is)..

-------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------------------
                               # OF            EXPIRING     % OF TOTAL     CUMMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      LEASES EXPIRING(2)      SF (3)          SF           TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   --------------------   ----------   ------------   -------------   ---------------   -------------

 2005 ..............             2               2,780           1.0%          2,780             1.0%        $   92,280
 2008 ..............             1               1,200          0.5            3,980             1.5%        $   39,600
 2009 ..............             3               7,159          2.7           11,139             4.2%        $  206,975
 2011 ..............             1               5,256          2.0           16,395             6.2%        $  147,168
 2014 ..............             2              59,782         22.5           76,177            28.6%        $1,072,867
 2018 ..............             1              49,341         18.5          125,518            47.2%        $1,002,116
 2019 ..............             2             140,715         52.9          266,233           100.0%        $1,523,127
                                 -             -------        ------
 TOTAL .............            14             266,233        100.00%
-------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

(3)  Excludes the 163,312 square foot ground lease for Target.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------

The Lenox Marketplace Mortgaged Property is 100.0% occupied by 13 tenants. A parcel containing a 163,312 square foot building is ground leased to Target
Corporation. The Lenox Marketplace Mortgaged Property is also anchored by
Galyans (Dick's Sporting Goods), Filene's Basement, American Signature Home,
Publix Supermarkets and Staples. The five largest tenants of the Lenox
Marketplace Mortgaged Property, representing 93.8% of the total net rentable area, are:

o    Galyans (NYSE: "DKS") (Not Rated by Fitch and Rated "B+" by S&P) occupies
     112,828 square feet (42.4%) under a lease expiring in December 2019.
     Galyans is also on a ground lease; however, the ground lease has been subleased back to the Borrower. Galyans operates over 45 sporting goods stores in 21 states, offering outdoor and athletic equipment, apparel and accessories under brand names and private labels. The company was purchased by rival Dick's Sporting Goods in July 2004, giving the combined entity over 200 locations in 32 states. The conversion of Galyans to Dick's
     Sporting Goods is planned to occur during the first half of 2005.

o    Filene's Basement (OTC: BSMTQ.PK) (Not Rated) occupies approximately 49,341 square feet (18.5%) under a 15-years lease expiring in June 2018. Filene's
     Basement was founded in Boston in 1908. The company is based in Woburn, MA, and has an approximately 470,000 square foot distribution center in central
     Massachusetts. The company targets downtown/CBD shopping areas within walking distance of office concentrations. All 24 locations are in shopping districts in Georgia, Illinois, Maryland, Massachusetts, New Jersey, New
     York, Ohio, Pennsylvania and Washington, D.C. The closest stores to Atlanta are in Washington, D.C. Filene's Basement is owned by Retail Ventures
     (NYSE: "RVI"), the operator of Value City Department Stores, Filene's
     Basement stores, DSW Shoe Warehouse stores, 26% of American Eagle
     Outfitters and retail liquidator Schottenstein Bernstein Capital Group, as well as 50 shopping centers. For the fiscal year ending January 31, 2004,
     Retail Ventures did business in 29 states and generated revenues of approximately $2.6 billion.

o    American Signature Home (Not Rated) occupies approximately 37,102 square feet (13.9%) under a 10-year lease expiring in December 2014. American
     Signature Home designs and manufactures home furnishings. Based in
     Columbus, Ohio, American Signature employs more than 4,900 associates to operate 84 Value City Furniture stores and 16 American Signature Home furniture stores. American Signature Home was founded in 2002 by
     Schottenstein Stores Corporation, which also owns Filene's Basement.

o    Publix (OTC: "PUSH.OB") (Not Rated) occupies approximately 27,887 square feet (10.5%) under a 20-year lease expiring in December 2019 with five five-year options to renew. Publix is an employee-owned retail grocery chain which operates 850 supermarkets in Florida, Georgia, South Carolina,
     Alabama and Tennessee. Publix total revenue for the first three quarters ending September 25, 2004 was approximately $13.9 billion with net income of approximately $586.5 million.

o    Staples (NASDAQ: "SPLS") (Rated "BBB" by Fitch and S&P) occupies approximately 22,680 square feet (8.5%) under a 15-year lease that expires in December 2014. Staples opened its first store in Boston, Massachusetts, in 1986 and has grown into an approximately $13 billion retailer of office supplies, business services, furniture and technology. Staples employs more than 60,000 people and operates nearly 1,600 stores in 21 countries, including France, Italy and Germany. Sales grew to $14.5 billion in 2004, an 11% increase from 2003.

o    Target Corporation (NYSE: "TGT") (Rated "A+" by Fitch and S&P) is leasing a parcel with an approximately 163,312 square foot building on a 20-year ground lease expiring in July 2019 with one 10-year and five 5-year extension options. Target Corporation is the nation's second largest discount chain and operates approximately 1,275 Target and SuperTarget stores in 47 states. Target Corporation also owns apparel supplier The
     Associated Merchandising Corp. Other ventures include Archer Farms brand groceries, Target Greatland (approximately 70% larger than regular Target stores) and target.com. Target has 32 stores in the Atlanta metropolitan statistical area.

--------------------------------------------------------------------------------

(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Lenox Marketplace Mortgage Loan is secured by a first mortgage on an approximately 266,233 square foot anchored, urban retail center in Atlanta,
     Georgia.

THE BORROWER:

o    The Lenox Marketplace Borrower is E&A/I&G Lenox Marketplace Limited
     Partnership, a Delaware limited partnership and single purpose, bankruptcy-remote entity with at least two independent managers for which a non-consolidation opinion has been provided. Equity interest in the borrower is held in the amount of 1.0% by its general partner, E&A Lenox
     Marketplace GP LLC, 24.0% by Edens & Avant Investments Limited Partnership,
     and 25.0% each by I&G Cayman Sub Corp JV 9, Inc., JPM I&G Domestic JV 9,
     LLC and JPM I&G Direct JV 9, LLC.

o    Edens & Avant, owner and manager of Lenox Marketplace Mortgaged Property through related entities, focuses on the operation, development, redevelopment and acquisition of retail centers. With over $2.5 billion in assets, founded in 1967, Edens & Avant current retail real estate portfolio comprises more than 220 owned and operated shopping centers in 20 states.
     Edens & Avant is headquartered in Columbia, South Carolina and has Regional
     Headquarters in Boston Massachusetts, and Washington, D.C.

THE PROPERTY:

o    The Lenox Marketplace Mortgaged Property consists of the leased fee interest in an approximately 266,233 square foot portion of an anchored urban retail center and a parcel with an approximately 163,312 square foot building that is ground leased to Target Corporation. The Lenox Marketplace
     Mortgaged Property consists of four 4-story, retail buildings, built in
     1999. Situated on approximately 9.42 acres, the Lenox Marketplace Mortgaged
     Property has approximately 1,200 deck parking spaces located under or between the main stores.

o    The Lenox Marketplace Borrower, at its sole cost and expense, is required to keep the Lenox Marketplace Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Lenox Marketplace is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

PROPERTY MANAGEMENT:

o    Edens & Avant Realty, Inc., a borrower-related company, manages the Lenox
     Marketplace Mortgaged Property. Headquartered in Columbia, South Carolina,
     Edens & Avant Realty, Inc., has been in business for 37 years and manages approximately 220 properties with approximately 21.5 million square feet under management. Edens & Avant Realty, Inc., manages 11 properties in the
     Lenox Marketplace Mortgaged Property's area having a total of 978,000 square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Future mezzanine debt is permitted, subject to, among other things (i)
     rating agency confirmation, (ii) reasonable approval of mortgagee, (iii)
     the loan to value ratio shall not exceed 75% in the aggregate for the Lenox
     Marketplace Mortgage Loan and any mezzanine loan, (iv) the debt service coverage ratio of the Fashion Show Mall Mortgaged Property (not defined to specifically include such mezzanine debt) immediately following the closing of such mezzanine loan will not be less than 1.05x to 1.00x, and (v)
     receipt of a subordination and intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RELEASE OR SUBSTITUTION OF PROPERTY:

The Galyan's Parcel (as described in the related Mortgage Loan documents) can be released from the lien of the related Mortgage subject to the satisfaction of the following conditions: (1) the Lenox Marketplace Borrower is required to pay mortgagee $23,100,000 (the "Release Amount"), which will be used to either effectuate a partial defeasance in accordance with Section 5(h) of the related note, or partially prepay the outstanding principal balance of the Lenox
Marketplace Mortgage Loan subject to payment of any applicable yield maintenance premiums and the interest that would have accrued on the Release Amount; (2) the
Lenox Marketplace Borrower has delivered forty five (45) days prior written notice including a metes and bound description of the Galyan's Parcel; (3) no event of default (as defined in the Lenox Marketplace Mortgage Loan documents)
has occurred and is continuing; (4) the Lenox Marketplace Borrower has delivered satisfactory evidence that (i) the Galyans Parcel has been legally subdivided from the Lenox Marketplace Mortgage Property or will be contemporaneously subdivided with such release, and (ii) the remaining Lenox Marketplace Mortgaged
Property shall constitute one or more separate legal tax lots, or the Galyan's
Parcel has been ground leased pursuant to a ground lease on terms reasonably acceptable to mortgagee, which will have substantially the same effect as the subdivision of the Galyan's Parcel; (5) the Lenox Marketplace Borrower shall pay all third party costs, taxes and expenses relating to the release including mortgagee's reasonable attorney fees and the cost of any new appraisal obtained;
(6) the Lenox Marketplace Borrower shall deliver a redated endorsement to mortgagee's title insurance policy insuring that Galyan's Parcel has been legally subdivided from the Lenox Marketplace Mortgaged Property or ground leased and that the security title granted by the security instrument remains a valid first priority security title on the Lenox Marketplace Mortgaged Property subject only to the Permitted Encumbrances (as defined in the Lenox Marketplace
Mortgage Loan documents); and (7) the Lenox Marketplace Borrower has complied with any requirements applicable to the release in the leases, REA documents, operating agreements, parking agreements, the related loan agreement or other similar agreements affecting the Lenox Marketplace Mortgaged Property.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                LENOX MARKETPLACE
--------------------------------------------------------------------------------

                         [LENOX MARKETPLACE MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

                      [PARKWAY PORTFOLIO PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PARKWAY PORTFOLIO
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:     $ 52,000,000

 LOAN GROUP:                     1

 FIRST PAYMENT DATE:             February 1, 2005

 TERM/AMORTIZATION:              84/360 months

 INTEREST ONLY (MONTHS):         48 months

 MATURITY DATE:                  January 1, 2012

 EXPECTED MATURITY BALANCE:      $ 49,698,978

 BORROWING ENTITY:               Rubiconpark I, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION
                                 Lockout/defeasance:
                                 83 payments
                                 Open: 1 payment

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes/Yes

   IMMEDIATE REPAIR RESERVE:     $20,438

   REPLACEMENT RESERVE:          $9,156

   TI/LC:                        $5,000,000(1)

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:        Yes/Yes

   REPLACEMENT RESERVE:          $9,156/month

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
(1)  If at any time during the loan term, the balance drops below $2 million, the borrower is required to deposit additional funds into the account until such balance is at least $2 million.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:              $52,000,000

 CUT-OFF DATE LTV:                  74.3%

 MATURITY DATE LTV:                 71.0%

 UNDERWRITTEN DSCR(1):              1.52x

 MORTGAGE RATE:                     4.865%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                     Office

 PROPERTY SUB TYPE:                 Suburban

 LOCATION:

   CARMEL CROSSING:                 Charlotte, NC

   LAKEWOOD II OFFICE BUILDING:     Smyrna, GA

   FALLS POINTE:                    Atlanta, GA

 YEAR BUILT/RENOVATED:

   CARMEL CROSSING:                 1990/2001

   LAKEWOOD II OFFICE BUILDING:     1986

   FALLS POINTE:                    1990

 NET RENTABLE SQUARE FEET:          550,013

 CUT-OFF BALANCE PER SF:            $95

 OCCUPANCY:

   CARMEL CROSSING AS OF
      02/01/05:                     82.4%

   LAKEWOOD II OFFICE

      BUILDING AS OF 09/30/04:      100.0%

   FALLS POINTE AS OF 09/30/04:     100.0%

 OWNERSHIP INTEREST:                Fee

 PROPERTY MANAGEMENT:               Parkway Realty Services LLC

 U/W NET CASH FLOW:                 $5,021,789

 APPRAISED VALUE:                   $70,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------
                                                           ANNUALIZED        FULL YEAR         FULL YEAR
                                         UNDERWRITTEN     (8/31/04)(1)       (12/31/03)        (12/31/02)
                                        --------------   --------------   ---------------   ---------------

 Effective Gross Income .............     $9,354,875       $9,145,020        $9,939,612        $8,901,698
 Total Expenses .....................     $3,737,982       $3,679,294        $3,479,203        $3,301,759
 Net Operating Income (NOI) .........     $5,616,893       $5,465,726        $6,460,409        $5,599,939
 Cash Flow (CF) .....................     $5,021,789       $5,465,726        $6,460,409        $5,599,939
 DSCR on NOI ........................           1.70x            1.66x             1.96x             1.70x
 DSCR on CF .........................           1.52x            1.66x             1.96x             1.70x
-----------------------------------------------------------------------------------------------------------

(1)  Includes actual performance through August 2004 and budgeted numbers for rest of year.

---------------------------------------------------------------------------------------------------------------------------------
                                            TENANT INFORMATION -- CARMEL CROSSING(1)
---------------------------------------------------------------------------------------------------------------------------------
                                         RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL       LEASE
TOP TENANTS                             FITCH/S&P    TENANT SF   TOTAL SF   RENT PSF       RENT          RENT        EXPIRATION
------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- ---------------

 The Travelers Indemnity Co .........    A-/BBB+       79,376       24.5%  $ 17.10     $1,357,701        22.1%    06/30/2008
 United Mortgage & Loan
  Investment, LLC ...................   Not Rated      39,807       12.3   $ 18.66        742,792        12.1     09/18/2009 (2)
 US Government -- ATF ...............  Implied AAA     21,384        6.6   $ 19.67        420,564         6.8     05/17/2010
 US Government -- OHA ...............  Implied AAA     20,618        6.4   $ 21.73        448,029         7.3     09/30/2012
 Wells Fargo Home Mortgage ..........     AA/AA-       15,942        4.9   $ 21.22        338,289         5.5     03/31/2006
                                                                                       ----------
 TOTAL ..............................                 177,127       54.7%              $3,307,375        53.7%
---------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)  1,569 square feet of the total tenant square footage expires on March 31,
     2006.

-------------------------------------------------------------------------------------------------------------------
                               TENANT INFORMATION -- LAKEWOOD II OFFICE BUILDING(1)
-------------------------------------------------------------------------------------------------------------------
                                RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
         TOP TENANTS           FITCH/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
----------------------------- ----------- ----------- ---------- ---------- ------------- ------------- -----------

 The Facility Group .........  Not Rated     82,444       69.2%  $ 17.49     $1,441,946        73.2%    12/31/2016
 Colgate-Palmolive ..........   AA-/AA-      29,521       24.8   $ 14.03        414,218        21.0%    05/31/2014
                                                                             ----------
 TOTAL ......................               111,965       94.0%              $1,856,164        94.2%
-------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------------------------------
                                           TENANT INFORMATION -- FALLS POINTE(1)
---------------------------------------------------------------------------------------------------------------------------
                            RATINGS        TOTAL         % OF                     POTENTIAL      % POTENTIAL       LEASE
       TOP TENANT          FITCH/S&P     TENANT SF     TOTAL SF     RENT PSF         RENT            RENT        EXPIRATION
-----------------------   -----------   -----------   ----------   ----------   -------------   -------------   -----------

 Lynk Systems .........      AA/AA-       105,664         99.0%      $18.25       $1,928,377          99.6%      12/31/2009
 TOTAL ................                   105,664         99.0%                   $1,928,377          99.6%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                   LEASE ROLLOVER SCHEDULE -- CARMEL CROSSING(1)
--------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE     CUMULATIVE % OF       EXPIRING
 YEAR OF EXPIRATION     EXPIRING(2)     EXPIRING SF     TOTAL SF      TOTAL SF          TOTAL SF            RENT
--------------------   -------------   -------------   ----------   ------------   -----------------   -------------

 M-T-M .............          1               323           0.1%           323             0.1%         $        0
 2005 ..............          7            17,612           5.4         17,935             5.5%         $  356,546
 2006 ..............          8            35,813          11.0         53,748            16.6%         $  780,293
 2007 ..............          5            10,313           3.2         64,061            19.8%         $  200,188
 2008 ..............          6            93,088          28.7        157,149            48.5%         $1,622,132
 2009 ..............          5            65,537          20.2        222,686            68.7%         $1,228,102
 2010 ..............          2            23,743           7.3        246,429            76.0%         $  462,436
 2012 ..............          1            20,618           6.4        267,047            82.4%         $  448,029
 Vacant ............                       57,138          17.6        324,185           100.0%         $1,056,303
 Total..............         35           324,185         100.0%       324,185           100.0%
--------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

--------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE -- LAKEWOOD II OFFICE BUILDING(1)
--------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE     CUMULATIVE % OF       EXPIRING
 YEAR OF EXPIRATION     EXPIRING(2)     EXPIRING SF     TOTAL SF      TOTAL SF          TOTAL SF            RENT
--------------------   -------------   -------------   ----------   ------------   -----------------   -------------

 2005 ..............           1                            0.0%                           0.0%         $    4,200
 2006 ..............           1            1,350           1.1          1,350             1.1%         $    5,400
 2007 ..............           1              527           0.4          1,877             1.6%         $    9,486
 2009 ..............           1            5,308           4.5          7,185             6.0%         $   95,544
 2014 ..............           1           29,521          24.8         36,706            30.8%         $  414,218
 2016 ..............           1           82,444          69.2        119,150           100.0%         $1,441,946
 Total..............           6          119,150         100.0%       119,150           100.0%
--------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

--------------------------------------------------------------------------------------------------------------------
                                     LEASE ROLLOVER SCHEDULE -- FALLS POINTE(1)
--------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE     CUMULATIVE % OF       EXPIRING
 YEAR OF EXPIRATION     EXPIRING(2)     EXPIRING SF     TOTAL SF      TOTAL SF          TOTAL SF            RENT
--------------------   -------------   -------------   ----------   ------------   -----------------   -------------

 2005 ..............           1              754           0.7%           754             0.7%         $    4,200
 2007 ..............           1              260           0.2          1,014             1.0          $    4,290
 2009 ..............           1          105,664          99.0        106,678           100.0          $1,928,377
 Total..............           3          106,678         100.0%       106,678           100.0%
--------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------

CARMEL CROSSING

o    The Traveler's Indemnity Co. (Rated "A-" by Fitch and "BBB+" by S&P)
     occupies 79,376 square feet (24.5%) under a lease expiring June 30, 2008.
     Founded in 1864, in 2004, Travelers became part of St. Paul Travelers, creating the nation's second largest property-casualty insurer based on policies written and one of the largest financial services firms based on asset under management. The combined company, St Paul Travelers Companies
     Inc. (NYSE: STA), currently has a market capitalization of approximately
     $25 billion. St Paul Travelers Companies Inc. reported 2003 revenue from continuing operations of $24 billion and total assets of $107 billion.

o    United Mortgage & Loan Investment, LLC (Not Rated) occupies 39,807 square feet (12.3%) under a lease expiring September 18, 2009 (with 1,569 square feet expiring March 31, 2006). United Mortgage Loan Investment buys distressed debt and structures work outs. United Mortgage Loan Investment also service loans, including their own portfolios. United Mortgage Loan
     Investment is privately owned by two principles and has been at the location since 2002.

o    US Government -- ATF (Implied "AAA" rating) occupies 21,384 square feet
     (6.6%) under a lease expiring May 17, 2010. The Bureau of Alcohol, Tobacco,
     Firearms and Explosives ("ATF") is a Federal law enforcement agency. The
     ATF's responsibilities include enforcing certain federal laws, administering certain federal crime prevention programs, protecting the public and reducing violent crime. The ATF enforces the Federal laws and regulations relating to alcohol, tobacco products, firearms, explosives, and arson.

o    US Government -- OHA (Implied "AAA" rating) occupies 20,618 square feet
     (6.4%) under a lease expiring September 30, 2012. The Office of Hearings and Appeals ("OHA") is responsible for holding hearings and issuing decisions as part of the Social Security Administration's process for determinations involving retirement, survivors, disability, and supplemental security income.

o    Wells Fargo Home Mortgage ("WFHM") (Rated "AA" by Fitch and "AA-" by S&P)
     occupies 15,942 square feet (4.9%) under a lease expiring March 31, 2006.
     Wells Fargo Home Mortgage is the nation's #2 originator (for 2004) and #2 servicer of home mortgages based on volume. WFHM serves all 50 states through more than 2,000 mortgage and Wells Fargo banking stores, and the internet. Wells Fargo (NYSE: WFC) is a diversified financial services company that provides banking, insurance, investments, mortgage and consumer finance for more than 23 million customers through 6,046 stores, the internet and other distribution channels across North America and elsewhere internationally. Wells Fargo has $428 billion in assets and approximately 150,000 employees.

LAKEWOOD II OFFICE BUILDING

o    The Facility Group (Not Rated) occupies 82,444 square feet (69.2%) under a lease expiring December 31, 2016. The Facility Group provides professional
     Program Management, Engineering, Architecture and Construction Management
     services. The Facility Group has since developed into a full-service international firm of more than 300 professionals and has had annual average revenues that exceed $250 million. The Facility Group currently manages more than $700 million in projects. The Facility Group has been ranked among Engineering News Records (ENR) national list of "Top 100
     Design Build Firms," "Top 500 Design Firms," and "Top 400 Contractors."

o    Colgate-Palmolive (NYSE: "CL") (Rated "AA-" by Fitch and "AA-" by S&P)
     occupies 29,521 square feet (24.8%) under a lease expiring May 31, 2014.
     Colgate-Palmolive is a consumer products company that serves people around the world and had sales of $106 billion in 2004. Colgate operates in over
     200 countries and employs over 36,000 employees. On January 27, 2005,
     Colgate-Palmolive announced worldwide sales and unit volume growth for fourth quarter 2004, with every operating division reporting increases.
     Global sales and global unit volume grew 10.5% and 9.0%, respectively, excluding divestments. Colgate-Palmolive currently has a market capitalization of over $27 billion.

FALLS POINTE

o    Lynk Systems, Inc. (Not Rated) occupies 105,664 square feet (99.0%) under a lease expiring December 31, 2009. Lynk Systems, Inc. is a national provider of electronic payment, cash dispensing, and e-commerce services and products. Lynk Systems, Inc. employs over 500 people at its headquarters in
     Atlanta and also has a national network of over 350 sales employees.
     Founded in 1991, Lynk Systems, Inc. was purchased by Royal Bank of Scotland
     (Rated "AA" by Fitch and "AA-" by S&P) in September 2004 for a reported price of $525 million. The Royal Bank of Scotland Group plc had a total shareholders equity of over (pounds sterling)28.8 billion in 2004.

-------------------------------------------------------------------------------
(1)  See footnote to preceding Tenant Information table regarding ratings.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Parkway Portfolio Mortgage Loan is secured by a first mortgage on three
     Class A office properties (5 buildings) located in suburban Atlanta,
     Georgia and Charlotte, North Carolina.

THE BORROWER:

o    The Parkway Portfolio Borrower, Rubiconpark I, LLC, a Delaware limited liability company, is a single purpose entity. A non-consolidation opinion was delivered at closing. The sponsors of the Parkway Portfolio Mortgage
     Loan are Parkway Properties, Inc. and Rubicon Asset Management. Parkway
     Properties, Inc. (NYSE: "PKY") is a self-administered real estate investment trust specializing in operations, acquisition, ownership, management, and leasing of office properties. As of February 7, 2005,
     Parkway owns or has an interest in 62 office properties located in 11 states with an aggregate of approximately 11,563,000 square feet of leasable space. As of December 31, 2004, Parkway Properties has assets of over $931 million and stockholders equity of over $426 million. Rubicon
     Asset Management is an independent Australian fund manager. Rubicon currently manages over AU$200 million in five separate funds.

THE PROPERTY:

o    The Parkway Portfolio Mortgaged Property consists of three Class A office properties located in suburban Atlanta, Georgia and Charlotte, North
     Carolina.

o    Carmel Crossing is a 324,185 square foot, Class A office park located in
     Charlotte, North Carolina. The Carmel Crossing property consists of three office buildings and is located at the intersection of Carmel Road and
     Route 51. The Carmel Crossing office park was constructed between 1990 and
     1998 and then renovated in 2001. As of February 1, 2005, the Carmel
     Crossing property was 82.4% occupied by over 30 tenants and approximately
     51% of the net rentable area was leased to investment grade rated tenants.

o    Lakewood II Office Building is a 119,150 square foot, Class A office building located in Smyrna, Georgia, approximately 15 miles northwest of the Atlanta downtown central business district. The Lakewood II Office
     Building property consists of one office building that was constructed in
     1986. As of September 30, 2004, the Lakewood II Office Building property was 100% occupied by over 5 tenants and approximately 24.8% of the net rentable area was leased to an investment grade rated tenant.

o    Falls Pointe is a 106,678 square foot, Class A office building located in
     Atlanta, Georgia, approximately 20 miles north of the downtown central business district. The Falls Point property consists of one office building that was constructed in 1990. As of September 30, 2004, the Falls Point
     property was 100% occupied by 3 tenants and approximately 99.0% of the net rentable area was leased to an investment grade rated tenant.

PROPERTY MANAGEMENT:

o    The Parkway Portfolio Mortgaged Property is managed by Parkway Realty
     Services LLC, an affiliate of Parkway Properties, Inc.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o    The release of one or more of the Parkway Portfolio Mortgaged Properties will be permitted upon delivery of defeasance collateral in an amount equal to 125% of the release amount (as specified in the related loan documents).
     Release of any Parkway Portfolio Mortgaged Property shall also be subject to other conditions, including but not limited to (1) no event of default has occurred; (2) a debt service coverage ratio with respect to the remaining Parkway Portfolio Mortgaged Properties following the release equal to the greater of (a) the debt service coverage ratio for the 12 months preceding the origination date, and (b) the debt service coverage ratio of the Parkway Portfolio Mortgaged Properties immediately prior to the release based on the 12 months preceding the release, as reasonably determined by the mortgagee, (3) a loan to value percentage with respect to the remaining Parkway Portfolio Mortgaged Properties of not greater than the lesser of (a) the loan to value percentage at origination or (b) the loan to value percentage immediately prior to the release, as reasonably determined by the mortgagee on the basis of a full narrative appraisal of the Parkway Portfolio Mortgaged Properties commissioned by the mortgagee at borrower's expense by an appraiser selected by the mortgagee.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                PARKWAY PORTFOLIO
--------------------------------------------------------------------------------

                         [PARKWAY PORTFOLIO MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       82

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